UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:
 ☐     Preliminary Proxy Statement
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       ☒    Definitive Proxy Statement
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       ☐     Soliciting Material under §240.14a-12

Owens Realty Mortgage, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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OWENS REALTY MORTGAGE, INC.
2221 Olympic Boulevard
Walnut Creek, California 94595
Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to the 2018 annual meeting of stockholders (the "Annual Meeting") of Owens Realty Mortgage, Inc. a Maryland corporation ("ORM" or the "Company"), to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018, at 10:00 a.m. Pacific Daylight Time, to consider and vote on the following matters:

1.	To elect two (2) Class II directors, each to serve for a term continuing until the annual meeting of stockholders held in 2021 and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote will be especially important at the Annual Meeting because, as you may know, Eric Hovde, Financial Institutions Partners III, LP, and certain of their affiliates (collectively, the "Hovde Group"), have notified the Company that the Hovde Group intends to nominate a slate of two nominees for election as directors in opposition to the nominees recommended by our Board. The Board unanimously recommends that you vote FOR each of the director nominees named in the Company's Proxy Statement on its enclosed WHITE proxy card. The Board does NOT endorse the election of any of the Hovde Group nominees and strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of the Hovde Group.
You may receive proxy solicitation materials from the Hovde Group. The Company is not responsible for the accuracy of any information provided by or relating to the Hovde Group or its nominees contained in solicitation materials filed or disseminated by or on behalf of the Hovde Group or any other statements that the Hovde Group may make.
Again, the Board does NOT endorse the Hovde Group nominees and strongly and unanimously recommends that you NOT sign or return any proxy card sent to you by or on behalf of the Hovde Group. If you have previously voted using a proxy card sent to you by the Hovde Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the proxy card and mailing it in the postage pre-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting, as described in the accompanying Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF BOTH OF THE BOARD'S NOMINEES ON PROPOSAL 1 AND FOR PROPOSAL 2 USING THE ENCLOSED WHITE PROXY CARD.
THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE HOVDE GROUP.
It is important that your shares be represented at the meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Annual Meeting and Proxy Statement, please promptly submit your proxy as described on your WHITE proxy card or WHITE voting instruction form. If you choose to submit your proxy to vote your shares by the WHITE proxy card or WHITE voting instruction form, please sign, date and mail the WHITE proxy card or WHITE voting instruction form in the enclosed postage-paid return envelope. You may also submit a proxy to vote by telephone or Internet. Instructions for submitting a proxy over the Internet or by telephone are provided on the enclosed WHITE proxy card. Your cooperation is greatly appreciated.
We appreciate your continued interest in the Company. We look forward to greeting you in person at the Annual Meeting and meeting as many of our stockholders as possible. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 206-5970 (Toll Free)
 Email: ORM@Georgeson.com
Regardless of how few shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in ORM.

Very truly yours,
/s/ Daniel J. Worley
Daniel J. Worley
Senior Vice President and Secretary
Walnut Creek, California
 June 8, 2018
The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement are first being made available to stockholders of record beginning June 8, 2018.

OWENS REALTY MORTGAGE, INC.
2221 Olympic Boulevard
Walnut Creek, California 94595

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 16, 2018

NOTICE IS HEREBY GIVEN that the 2018 annual meeting of stockholders (the "Annual Meeting") of Owens Realty Mortgage, Inc. a Maryland corporation ("ORM" or the "Company"), will be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018, at 10:00 a.m. Pacific Daylight Time, to consider and vote on the following matters:

1.	To elect two (2) Class II directors, each to serve for a term continuing until the annual meeting of stockholders held in 2021 and until their respective successors are duly elected and qualified; and

2.	To ratify the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board recommends: a vote "FOR" each of the two nominees for director named in the accompanying Proxy Statement and a vote "FOR" proposal 2 on the enclosed WHITE proxy card.
Only stockholders of record of the Company at the close of business on May 31, 2018 are entitled to receive notice of, and vote at, the Annual Meeting and any postponements or adjournments thereof.  The Annual Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to matters specified in this notice may be taken without further notice to stockholders, unless required by law or the bylaws of the Company.
 The Company urges you to vote on the WHITE proxy card promptly. You may vote by completing, signing and returning the enclosed WHITE proxy card in the envelope provided, which requires no postage if mailed in the United States. Internet and telephone voting procedures are discussed in the Proxy Statement and on the WHITE proxy card. For shares held through a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you so choose.
To attend the Annual Meeting in person, please register in advance by sending an email to investors@owensmortgage.com or by phone at (925) 935-3840.  Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership as of the record date and government-issued photo identification (such as a valid driver's license or passport). If you hold shares directly in your name as the stockholder of record, proof of ownership would include a copy of your account statement. If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership would include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement. Additionally, if you intend to vote your shares at the meeting, you must request a "legal proxy" from your broker, bank or other nominee and bring this legal proxy to the meeting.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 16, 2018: The Proxy Statement and our Annual Report on Form 10-K are available free of charge on the internet at www.owensmortgage.com. On this site, you will be able to access the Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and any amendments or supplements to the foregoing material that are required to be furnished to stockholders.

Your vote will be especially important at the Annual Meeting. Eric Hovde, Financial Institutions Partners III, LP, and certain of their affiliates (collectively, the "Hovde Group"), have notified the Company that it intends to nominate a slate of two nominees for election as directors in opposition to the nominees recommended by our Board. The Board unanimously recommends a vote "FOR" the election of each of the director nominees named in the accompanying Proxy Statement and on the enclosed WHITE proxy card. The Board does not endorse the election of any of the Hovde Group's nominees, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Hovde Group or any of its representatives or affiliates. You may receive proxy solicitation materials from the Hovde Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Hovde Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Hovde Group or any other statements that the Hovde Group or its representatives have made or may otherwise make. If you wish to vote as recommended by the Board, then you should only submit WHITE proxy cards.
The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and WHITE proxy card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY THE HOVDE GROUP OR ANY OF ITS AFFILIATES IN RESPECT OF THE ANNUAL MEETING, YOU CAN REVOKE THAT PROXY AND SUBMIT A PROXY TO VOTE FOR THE BOARD'S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD OR BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE WHITE PROXY CARD TO SUBMIT A PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SIGNING, DATING AND RETURNING ANY PROXY CARD THAT THE HOVDE GROUP OR ANY OF ITS AFFILIATES MAY SEND TO YOU, EVEN WITH INSTRUCTIONS TO VOTE "WITHHOLD" WITH RESPECT TO THE HOVDE GROUP'S NOMINEES, WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD'S NOMINEES ON A WHITE PROXY CARD AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.
 IF YOU ARE A RECORD HOLDER OF SHARES, OR AN OWNER WHO OWNS SHARES IN "STREET NAME" AND OBTAINS A "LEGAL" PROXY FROM YOUR BROKER, BANK, TRUSTEE OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OR REVOKE YOUR PRIOR VOTING INSTRUCTIONS.
The Board urges you to sign, date and return only the enclosed WHITE proxy card. Please submit your proxy even if you plan to attend the Annual Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed WHITE proxy card.
Georgeson, LLC ("Georgeson") is assisting us with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock, please contact Georgeson at (888) 206-5970 (toll free for stockholders and banks and brokers) or by email at ORM@Georgeson.com. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Thank you for your continued support, interest and investment in ORM.

By Order of the Board of Directors,

/s/ Daniel J. Worley
Daniel J. Worley
Senior Vice President and Secretary

Walnut Creek, California
June 8, 2018
Enclosures

Please sign, date and promptly return the enclosed WHITE proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the Internet, so that you may be represented at the Annual Meeting. Instructions are on your WHITE proxy card or on the voting instruction form provided by your broker.
Brokers cannot vote on any of the Proposals without your instructions.

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The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices and any documents incorporated by reference, carefully and in their entirety. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Georgeson, the Company's proxy solicitor:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 206-5970 (Toll Free)
Email: ORM @Georgeson.com

OWENS REALTY MORTGAGE, INC.
2221 Olympic Boulevard
Walnut Creek, California 94595

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 16, 2018

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors ("Board" or "Board of Directors") of Owens Realty Mortgage, Inc., a Maryland corporation ("ORM", the "Company", "we", "our" or "us"), for use at ORM's 2018 annual meeting of stockholders (the "Annual Meeting") to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018, at 10:00 a.m., Pacific Daylight Time, or at any postponements or adjournments thereof. We refer to holders of our common stock ("Common Stock") as of May 31, 2018, or the record date, as "stockholders." This Proxy Statement, the accompanying WHITE proxy card and our annual report to stockholders, which includes our Annual Report on Form 10-K with audited financial statements for the year ended December 31, 2017, are first being sent to our stockholders beginning June 8, 2018.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?
ORM's Board of Directors is providing these proxy materials to you in connection with ORM's Annual Meeting to be held on July 16, 2018. Stockholders are requested to vote on the proposals described in this Proxy Statement.

What is included in these materials?	These materials include: • our Proxy Statement and a WHITE proxy card for the Annual Meeting; and • our 2017 Annual Report on Form 10-K, which includes our audited consolidated financial statements.
What proposals are being presented at the Annual Meeting?
ORM intends to present the following proposals for stockholder consideration and voting at the Annual Meeting:

• Proposal 1: Election of Two (2) Directors: the election of the two (2) members of Class II of ORM's Board of Directors, each to serve until the annual meeting of stockholders in 2021 and until their respective successors are duly elected and qualified; and

• Proposal 2: Ratification of Appointment of Independent Accounting Firm:  The ratification of the appointment of Crowe Horwath LLP as ORM's independent registered public accounting firm for the year ending December 31, 2018.

The Board is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth herein.  If any other matters requiring a vote of stockholders arise at the Annual Meeting, it is the intention of the persons named in the proxies to vote on such matter in accordance with their discretion.

What are the ORM Board's voting recommendations?
ORM's Board of Directors unanimously recommends that you vote by proxy using the WHITE proxy card with respect to the proposals as follows:

• Proposal 1: Election of Two (2) Directors: "FOR" the election of each of the nominees listed in this Proxy Statement to serve as a Class II Board member; and

• Proposal 2: Ratification of Appointment of Independent Accounting Firm: "FOR" the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Why is the Board making such recommendations?
We describe each proposal and the Board's reason for its recommendation with respect to each proposal elsewhere in this Proxy Statement.

You are receiving this Proxy Statement as a stockholder of the Company as of  May 31, 2018, the record date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly use the enclosed WHITE proxy card to vote, by telephone, via the Internet or by mail, in the event you desire to express your support of or opposition to the proposals.

When and where is the meeting?	The Annual Meeting will be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018, at 10:00 a.m., Pacific Daylight Time.
Who is soliciting my vote?
The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company's directors, director nominees and certain executive officers and other employees of the Company. Such persons are listed in Annex A to this Proxy Statement.

Additionally, the Company has retained Georgeson, a proxy solicitation firm, which may solicit proxies on the Board's behalf. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement.

Will there be a proxy contest at the Annual Meeting?
Yes, the Hovde Group has nominated two individuals for election at the Annual Meeting in opposition to the highly qualified nominees proposed by our Board. The Hovde Group's nominees have NOT been endorsed by our Board. You may receive proxy solicitation materials from the Hovde Group, including a proxy statement and proxy cards. The Board unanimously recommends that you disregard them. If you wish to vote as recommended by the Board, then you should only submit the WHITE proxy card.

Voting to "WITHHOLD" with respect to either of the Hovde Group's nominees on the Hovde Group's proxy card is not the same as voting for the Board's nominees because a vote to "WITHHOLD" with respect to either of Hovde Group's nominees on the proxy card will revoke any proxy you previously submitted. If you have already voted using the Hovde Group's proxy card, you have every right to change your vote by voting by Internet or by telephone by following the instructions on the WHITE proxy card, or by completing and mailing the enclosed WHITE proxy card in the enclosed pre-paid envelope. Only the latest-dated validly executed proxy that you submit will be counted. Any proxy may be revoked at any time prior to its exercise at the meeting. See "May I revoke my proxy or change my vote?" below. If you have any questions or require any assistance with voting your shares, please contact Georgeson, toll free at (888) 206-5970 or collect by email at ORM @Georgeson.com.

We are not responsible for the accuracy of any information provided by or relating to the Hovde Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Hovde Group or any other statements that the Hovde Group or its representatives have made or may otherwise make.

The Board is pleased to nominate for election as director the two persons— Bryan H. Draper and James M. Kessler—named in this Proxy Statement and on the enclosed WHITE proxy card. We believe our two director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all Company stockholders.

What does it mean if I receive more than one set of proxy materials?
Since the Hovde Group has submitted alternative director nominees to the Board in opposition to the nominees proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive multiple sets of proxy materials, including multiple WHITE proxy cards. If you hold shares in more than one account, please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What do I do if I receive a proxy card or voting instructions from the Hovde Group?
The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Hovde Group. We are not responsible for the accuracy of any information provided by or relating to the Hovde Group or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Hovde Group or any other statements that the Hovde Group or its representatives have made or may otherwise make. If you do vote "Withhold" on the Hovde Group's nominees using the proxy card sent to you by the Hovde Group, then your vote will not be counted as a vote for any of the director nominees recommended by our Board but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendations of our Board, then you should disregard any proxy card that you receive other than the WHITE proxy card. If you have already voted using the proxy card provided by the Hovde Group, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting by telephone, attending the Annual Meeting in person, or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest proxy you submit will be counted. If you have any questions or need assistance voting, please call Georgeson, our proxy solicitor, at (888) 206-5970.

What is a quorum?
A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum for the Annual Meeting.  Since there were 8,888,620 outstanding shares of Common Stock as of May 31, 2018, the record date for the Annual Meeting, we will need at least 4,444,311 votes present in person or by proxy at the Annual Meeting for a quorum to exist. Each share of Common Stock outstanding as of the record date is entitled to one vote.  Abstentions and broker non-votes will be counted for purposes of establishing a quorum. If there are not sufficient votes present for a quorum or to approve or ratify any of the proposals at the time of the Annual Meeting, we expect that the meeting will be adjourned to permit further solicitation of proxies by the Company.

What is the difference between a record holder and a beneficial owner?
If at the close of business on the record date your shares were registered directly in your name, you are considered the "record holder" of your shares. If, on the other hand, at the close of business on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in "street name" and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered as present and entitled to vote on any matters to be considered at the Annual Meeting. If you hold your shares in "street name," please instruct your bank, broker or other nominee how to vote your shares using the WHITE voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The WHITE voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.

What is the effect of abstentions and broker "non-votes"?	Shares represented by proxies received but marked as abstentions and shares held in a broker's account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum.

However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a "broker non-vote").  The listing standards and related rules of the NYSE American (the "NYSE American rules") determine whether the proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote for the proposal without voting instructions.  The only proposal that would be considered routine if you do not receive proxy materials from the Hovde Group would be the ratification of the selection of Crowe Horwath LLP as our independent registered public accounting firm.  If a proposal is not routine, the broker may vote on the proposal only if the owner has provided voting instructions.  If a broker does not receive voting instructions for a non-routine proposal, the broker will return a proxy card without a vote on that proposal, which is usually referred to as a "broker non-vote."  We do not anticipate any of the proposals presented at the Annual Meeting will allow brokers to exercise discretionary voting power.  Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals and, therefore, will have no effect on the outcome of the proposals.

What vote is required in order to approve each proposal?
The proposals to be voted on at the Annual Meeting have the following voting requirements:
• Proposal 1: Election of Two (2) Directors: Because we are facing a contested election, the election of directors to our Board requires approval of a plurality of all the votes cast. This means that the director nominees receiving the highest number of "FOR" votes of the shares cast, up to the number of directors to be elected by such shares, will be elected. As a result, the two director nominees receiving the most "for" votes at the Annual Meeting will be elected. In voting on the election of directors, you may vote "FOR" or "WITHHOLD" from voting as to each person nominated by the Board.

Broker non-votes, if any, and abstentions will not be treated as votes cast for the election of a director and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
• Proposal 2: Ratification of Appointment of Independent Accounting Firm: the affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Crowe Horwath LLP to serve as our independent registered public accounting firm for the year ending December 31, 2018.  For purposes of the vote on Proposal 2, Broker non-votes, if any, and abstentions will not be treated as votes cast for Crowe Horwath LLP and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Who is entitled to vote?
The Board of Directors has fixed the close of business on May 31, 2018, as the record date, and only stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the record date, there were 8,888,620 shares of our Common Stock issued, outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?
Holders of record of our Common Stock on the record date will be entitled to one vote per share.  Stockholders may not cumulate votes in the election of directors. Georgeson will tabulate affirmative and negative votes and abstentions on behalf of ORM. ORM expects to retain one or more independent contractors to serve as the Inspector of Election for the Annual Meeting.

How do I attend the Annual Meeting?
To attend the Annual Meeting in person, please register in advance by sending an email to investors@owensmortgage.com or by phone at (925) 935-3840.  For directions to the Annual Meeting please call (925) 935-3840.

Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership on the record date and government-issued photo identification (such as a valid driver's license or passport). If you hold shares directly in your name as the stockholder of record, proof of ownership would include a copy of your account statement. If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership would include a proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement.

We will be unable to admit anyone who does not present government-issued photo identification or refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a WHITE proxy card to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

Your vote is important. Please submit your WHITE proxy card even if you plan to attend the Annual Meeting.

How do I vote?
The process for voting your Common Stock depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a "record holder" or in an account with a bank, broker, or other nominee (i.e., in "street name").

If your ORM shares are registered in your name, you may vote your shares in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. To vote by proxy, you must either:

• By mail.  Sign and date the enclosed WHITE proxy card, and return it in the enclosed postage-paid envelope;
• By telephone.  Vote by telephone by placing a toll-free call from the U.S. or Canada to 1-800-337-3503 as described in the enclosed WHITE proxy card; or
• Over the Internet.  Vote over the Internet at www.proxy-direct.com as described in the enclosed WHITE proxy card.
• In person at the Annual Meeting.  Stockholders are invited to attend the Annual Meeting and vote in person at the Annual Meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to vote those shares in person at the Annual Meeting. If you are a record holder, you are encouraged to complete, sign and date the enclosed WHITE proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Annual Meeting. If you hold your shares in "street name," you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

Please note that telephone and Internet voting will close at 11:59 p.m., Pacific Daylight Time, on July 15, 2018.

Please note that you may vote by proxy prior to July 16, 2018 and still attend the Annual Meeting.  Even if you currently plan to attend the Annual Meeting in person, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you hold your Common Stock in street name, you may vote by following the instructions on the voting instruction card provided to you by your bank, broker or other nominee.  If you intend to vote your shares at the Annual Meeting, you must request a "legal proxy" from your broker, bank or other nominee and bring this legal proxy to the meeting.

How can I revoke my proxy or change my vote?
A control number, located on the instructions included with the WHITE proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed WHITE proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the WHITE proxy card.

If you are a stockholder of record, you may revoke your proxy prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions), or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request.

Notices of revocation of proxies delivered by mail must be sent and delivered by July 15, 2018 to the Company's principal offices at 2221 Olympic Boulevard, Walnut Creek, CA 94595, Attention: Daniel Worley, Secretary.

Who will count the vote?	A representative of Georgeson will tabulate the votes. ORM expects to retain one or more independent contractors to act as the independent inspector of election.
Who will bear the cost of soliciting votes for the Annual Meeting?
ORM will pay the cost of soliciting proxies on the form accompanying these proxy materials, including the costs of preparing and mailing these proxy materials. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. In addition to the use of mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by ORM's directors and officers and by regular employees of Owens Financial Group, Inc., the Company's external manager (the "Manager"), who will not receive any additional compensation for such solicitation activities. Other than the persons described in this Proxy Statement, no specific class of employees of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Any such directors, officers or employees will not be additionally compensated, but may be reimbursed for their out-of-pocket expenses in connection therewith. In addition, ORM may reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

ORM has retained the services of Georgeson, LLC ("Georgeson") to aid in the solicitation of proxies. ORM estimates that it will pay Georgeson a fee not to exceed $150,000 for its services plus reimbursement of customary disbursements and expenses. Georgeson expects that approximately 35 of its employees will assist in the solicitation. Our aggregate expenses, including legal fees and fees and expenses of Georgeson, excluding salaries and wages of our regular employees, are expected to be approximately $300,000, of which $50,000 has been incurred as of the date of this Proxy Statement.

Annex A sets forth information relating to our directors and director nominees as well as certain of our officers and employees who are considered "participants" in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

When will the voting results of the Annual Meeting be announced?
The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission ("SEC") within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Whom should I call if I have questions about the Annual Meeting?
Georgeson is assisting us with our effort to solicit proxies. If you have any questions or require any assistance with voting your shares, please contact:

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
(888) 206-5970 (Toll Free)
Email: ORM@Georgeson.com

How can I obtain additional copies of these materials or copies of other documents?
Complete copies of this Proxy Statement and 2017 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2017, are also available at www.proxy-direct.com. You may also contact Georgeson for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF BOTH OF THE BOARD'S NOMINEES ON PROPOSAL 1 USING THE ENCLOSED WHITE PROXY CARD.
THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSAL 2.

BACKGROUND OF THE SOLICITATION
 Between 2016 and 2018, the Company's senior management team spoke with representatives of the Hovde Group on several occasions as part of the Company's regular engagement efforts.
On June 1, 2017, Gary I. Furukawa, the founder, senior partner and chief investment officer of Freestone Capital Management, LLC ("Freestone"), a 7.6% stockholder, sent an open letter to the Board, that in part, called for immediate liquidation of the Company, and expressed concerns with the Company's business strategy and stock price performance.
On June 13, 2017, the Company issued a press release announcing that the Board authorized a new stock repurchase program, which enabled the Company to repurchase up to $10 million of its Common Stock over six months beginning July 13, 2017. In connection with the stock repurchase plan, the Compensation Committee had been engaged in a months-long internal analysis and evaluation of strategic options related to its external management structure, with the assistance of FTI Consulting, Inc. ("FTI"), a leading independent consultant. In the same release, the Company announced an increased quarterly dividend of $0.10 per share of Common Stock for the quarter ended June 30, 2017.
On June 15, 2017, William Owens, who was at the time serving as the Company's Chairman of the Board, sent an open letter to Freestone that acknowledged the stockholder's feedback and responded that the Board has serious concerns regarding the consequences of liquidation, including adverse economic and tax implications. In addition, Mr. Owens reiterated the Company's commitment to closing the gap between the Company's stock price and book value, as evidenced by the Company's stock repurchase program that it had announced on June 13, 2017 and the Company's ongoing strategy of disposing of its real estate assets in a responsible manner, and reallocating proceeds into commercial loan investments.
On August 8, 2017, as part the ongoing effort to analyze and evaluate strategic options related to the Company's external management structure, the Company issued a press release announcing an agreement between the Board and the Manager to adjust the methodology used to calculate the annual fee payable to the Manager. This fee reduction generated approximately $198,000 of cost savings for the Company for the quarter ended September 30, 2017.
In August 2017, in conjunction with the Company's view of the importance of corporate governance, the Company began to consider potential corporate governance enhancements, which among other things, included increasing gender diversity on the Company's Board.
On December 29, 2017, following extensive deliberation by the Board, the Company entered into a settlement agreement with Freestone and certain of its affiliates pursuant to which the Company agreed to purchase Common Stock held by Freestone in a privately negotiated transaction. The Board determined this strategy would permit the Company to repurchase these shares at a price that would be accretive to the Company's book value, continue to pursue its strategic plan already successfully underway and achieving results, avoid a costly and distracting proxy fight and remain intensely focused on maximizing long-term value for all stockholders.
On January 5, 2018, Eric Hovde spoke with Bryan Draper, President, Chief Executive Officer and Director of the Company, and Daniel Worley, Senior Vice President and Corporate Secretary of the Company, and informed the Company of his intention to nominate a slate of directors for the Annual Meeting. (Eric Hovde did not elaborate on his concerns regarding the Company's strategy or business.)
On January 9, 2018, Eric Hovde and James Hua, of Opal Advisors, LLC and a member of the Hovde Group, requested that the Company provide director questionnaires for a potential nomination for election of Eric Hovde's brother, Steven Hovde, and James Hua as Class II directors at the Annual Meeting.
On January 10, 2018, the Company sent each of Steven Hovde and Mr. Hua director questionnaires to complete and return to the Board.
On January 11, 2018, at the request of Dan Engel of Engel Ventures, LLC ("Engel"), Mr. Worley sent Mr. Engel the Company's bylaws and director questionnaires to complete and return to the Board.

On January 12, 2018, the last date on which stockholder nominations were due with respect to the Company's Annual Meeting, the Hovde Group delivered a formal notice to the Board expressing its intent to nominate and solicit proxies in support of two Class II director candidates, Steven Hovde and Mr. Hua, for election to the Board.  According to the nomination notice, as of January 12, 2018, the Hovde Group owned approximately 3.7% of the Company's outstanding shares of Common Stock.
Also, on January 12, 2018, Engel delivered a formal notice to the Board expressing its intent to nominate and solicit proxies in support of two Class II director candidates, Mr. Engel and Michael Levine, for election to the Board at the Company's Annual Meeting.  As of January 12, 2018, Engel was not a record stockholder.
On January 17, 2018, Eric Hovde contacted Mr. Draper by telephone to discuss the Hovde Group's nominations and (to discuss for the first time) his concerns with the Company's business strategy and stock price performance. Mr. Draper invited Mr. Hovde to speak directly with the Board regarding his concerns, which was subsequently arranged.
On January 18, 2018, the Company's outside counsel sent a letter to each of the Hovde Group and Engel detailing deficiencies in their respective nomination notices. Per the Company's bylaws, the nomination notice brought by Engel was insufficient, as Engel was not a stockholder of record as of the date it gave its nomination notice.
On January 25, 2018, the Hovde Group delivered to the Company's outside counsel supplemental materials with respect to its nomination notice such that the previously identified deficiencies had been sufficiently cured.
On February 13, 2018, Mr. Draper and Dennis Schmal, who was at the time serving as the Company's Lead Independent Director, spoke by telephone with Eric Hovde. During this meeting, Eric Hovde expressed concerns regarding the Company's business strategy and stock price performance, including an indication by Eric Hovde that in order to avoid a proxy contest, the Company should use substantially all available cash from operations to repurchase shares of the Company's Common Stock until the stock price reached $20.00 per share.
The Board met on February 27, 2018 to consider Eric Hovde's proposal.
On February 28, 2018, Mr. Draper spoke by telephone with Eric Hovde. During this meeting, Mr. Draper and Eric Hovde discussed a range of topics relating to the Company's business strategy, his director nominees, and Eric Hovde's proposal that the Company use substantially all available cash from operations to repurchase stock.  They also discussed coordinating schedules for the Company to conduct formal interviews with Steven Hovde and James Hua.
On March 13, 2018 the Company issued a press release announcing, among other things, the Company's adoption of a $10 million stock repurchase plan and an increased quarterly dividend of $0.16 per share of Common Stock for the quarter ending March 31, 2018.
Also, on March 13, 2018, Eric Hovde spoke with Mr. Draper via telephone to express his disapproval with the Company's business strategy, including the decision to increase the quarterly dividend to stockholders, and to reiterate his proposal that substantially all of the Company's available cash from operations should be used to repurchase stock.
On March 16, 2018, the Nominating and Corporate Governance Committee met with Mr. Hua to conduct a formal interview.
On March 30, 2018, the Nominating and Corporate Governance Committee met with Steven Hovde to conduct an initial formal interview.
On April 2, 2018, the Nominating and Corporate Governance Committee met with Steven Hovde via telephone to complete his interview.   During Steven Hovde's interview, he informed the Company that he and Eric Hovde owned a combined $10 million of book value (over 5%) of Common Stock of the Company.  Neither Steven Hovde nor Eric Hovde had, or subsequently has, made a filing on Schedule 13D reporting his respective ownership or the ownership of the Hovde Group of the Company's Common Stock.

Also on April 2, 2018, the Compensation Committee, the Nominating & Corporate Governance Committees and the Board each met separately to discuss and approve the Amendment No. 1 to the Company's Management Agreement (the "Amendment ") and discuss potential corporate governance enhancements that the Company had first considered in August 2017, such as including the consideration of a formal diversity policy and an anti-pledging policy, and, in the case of the Nominating & Corporate Governance Committee and the Board, discuss the nominations put forth by the Hovde Group and receive updates on the search for a female director nominee initiated by the Company in March 2018.
Also, on April 2, 2018, Mr. Schmal reached out to Eric Hovde to schedule a call to discuss the Board's response to his proposal and to clarify Steven Hovde's statement that Eric Hovde and Steven Hovde own a combined $10 million of book value of Common Stock.
On April 3, 2018, Eric Hovde confirmed to the Company via email that Eric Hovde and Steven Hovde owned a combined 325,000 shares of Common Stock as of April 3, 2018, approximately half of what Steven Hovde had originally told the Company.
On April 3, 2018, the Board and the Company announced that, as part of the previously announced effort to address the management compensation structure of the Company that began in January 2017, the Company and the Manager entered into the Amendment that, among other things, revised the Manager's compensation structure to make permanent the recent interim management fee adjustment and eliminate service fees and certain expense reimbursements payable to the Manager, and gives 30% of all loans fees and late payment charges to the Company, with the exception of certain administrative fees. The Amendment was unanimously approved by the Board and by the Audit Committee and Compensation Committee of the Board, each of which committees is composed exclusively of independent Board members. In connection with its consideration of the terms of the Amendment and related matters, the Compensation Committee considered input received from stockholders, independent financial advisors, independent legal counsel and Management, and the analysis of multiple options relating to the Company's internal and external management compensation structure.
On April 4, 2018, Mr. Schmal informed Eric Hovde via telephone that, after careful consideration, the Nominating Committee and Board concluded they would not recommend the addition of the Hovde Group nominees to the Board. Mr. Schmal made the Hovde Group a settlement proposal that contemplated, among other things, that the Hovde Group would have direct involvement in the designation of a female director that would replace an existing management director, thereby increasing the percentage of independent directors on the Board from 60% to 80%.  The settlement proposal also contemplated that the new director would sit on a Board committee and lead the review of Eric Hovde's proposal that the Company use substantially all available cash from operations to repurchase stock.  During the conversation, Mr. Schmal committed that a Board committee would consider larger stock repurchases.  Eric Hovde noted to Mr. Schmal that he was underwhelmed by the settlement proposal, rejecting the concept of designating a female director to the Board.
On April 6, 2018, the Company's outside counsel met telephonically with Eric Hovde to discuss, among other things, the settlement proposal made by Mr. Schmal on April 4th. Eric Hovde indicated that he was underwhelmed by the settlement proposal, reiterated his concerns with the Company and its business, strategy and Manager. The Company's outside counsel listened to Eric Hovde's concerns and discussed with him the corporate governance enhancements that he could help the Company make via the settlement proposal.  Eric Hovde again rejected the concept of designating a female director to the Board.
On April 11, 2018, the Company's outside counsel met telephonically with Eric Hovde. The Company's counsel presented the Company's position that it stands behind its original settlement proposal.  Eric Hovde proposed that either (x) the Company repurchase shares of the Company's Common Stock held by the Hovde Group and Steven Hovde, Mr. Hua or himself join the Board or (y) Steven Hovde, Mr. Hua or himself join the Board only until the Hovde Group (i) tenders shares into a Dutch tender offer within $16.00 to $18.00 per share; or (ii) sold its shares soon after the completion of a Dutch tender offer within that price range.  Further, he reiterated his concerns of the Company's business strategy and, again, rejected the concept of the Hovde Group designating a female director to the Board. The Company's outside counsel confirmed he would share Eric Hovde's proposals with the Company and also presented the Company's position that it would entertain increasing the amount of cash used to repurchase stock as part of the Company's repurchase program already in place and offered to negotiate a block trade of Common Stock at a prevailing market price through the Company's current 10b5-1 plan.

On April 18, 2018, the Company's outside counsel met telephonically with Eric Hovde. On the call, Eric Hovde brought a new request that the Company buy all of the Hovde Group's shares for $18.25 per share within 7-10 days, which represented approximately an 18% premium to the Company's stock price on that date.  The Company's outside counsel committed to bring this proposal to the Company.  Eric Hovde also reiterated his original repurchase proposal and his proposal for the Company to conduct a Dutch tender offer, to which the Company's outside counsel explained the transaction costs of a Dutch tender offer would be prohibitive.
On April 24, 2018, outside counsel for the Company called Eric Hovde to reject his buyout proposal and Eric Hovde formally rejected the Company's settlement proposal and withdrew the Hovde Group's settlement proposal.
On April 25, 2018, the Company issued a press release announcing an increase in the Company's quarterly common stock dividend to $0.20 per share for the second quarter of 2018.
On May 7, 2018, William C. Owens, then Chairman of the Board, informed the Board of his decision to step down from his role as Chairman, effective at the close of business on May 7, 2018. Upon the recommendation of the Company's Nominating and Corporate Governance Committee, and after considering the best interests of the Company and its stockholders, the Board appointed Mr. Schmal, the Board's lead independent director at the time, as Chairman of the Board, effective at the close of business on May 7, 2018. Mr. Owens remains on the Board and serves as executive Chairman Emeritus of the Company.
Also, on May 7, 2018, the Board approved amendments to the Company's Corporate Governance Guidelines that, among other things, added a provision stating that the Nominating and Corporate Governance Committee, when expanding the size of the Board or filling a vacancy on the Board, would formally commit to interviewing at least one candidate who brings gender, race or ethnic diversity to the Board. The Board also approved other revisions to the Company's Corporate Governance Guidelines including the adoption of a majority voting standard for uncontested director elections, a Board diversity policy and an anti-pledging policy.
On May 8, 2018, the Hovde Group issued an open letter to the Company's stockholders stating, among other things, its intention to nominate Steven Hovde and Mr. Hua to the Company's Board.
On May 9, 2018, the Company issued a press release announcing, among other things, the Hovde Group's rejection of the Company's multiple settlement proposals and that the Nominating and Corporate Governance Committee and the full Board concluded that adding the Hovde Group candidates to the Board would not be in the best interests of the Company and its stockholders.
On May 10, 2018, the Hovde Group released an open letter to the Company's stockholders in response to the press release issued by the Company on May 9th.
Also, on May 10, 2018, the Company held its first quarter 2018 earnings conference call to discuss first quarter 2018 results and the Board's previously disclosed strategic plan for the Company.  During the conference call, representatives of the Hovde Group directed inquiries to the Company's senior management to which senior management responded.
On May 24, 2018, the Company filed a preliminary proxy statement with the SEC soliciting proxies from the Company's stockholders to vote for the two incumbent Class II director nominees, and for the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

On June 1, 2018, the SEC notified the Company that it would not review the preliminary proxy statement.
On June 8, 2018, the Company filed a definitive proxy statement with the SEC.

PROPOSAL 1: ELECTION OF TWO (2) DIRECTORS
On November 12, 2013, the Company acted by resolution of the Board of Directors to elect to be subject to all of the provisions of Sections 3-803, 3-804 and 3-805 of Title 3, Subtitle 8 of the Maryland General Corporation Law ("MGCL"). As a result of the Company's election to be subject to Section 3-803 of the MGCL, the Board is classified into three separate classes of directors.  Directors in each class are elected for a staggered term of three-years each, with a term of office of only one of these three classes of directors expiring each year.  Previously, the Board consisted of a single class of directors, with directors required to stand for election every year.
Each of our Class II directors, Mr. Bryan H. Draper and Mr. James M. Kessler, has a term expiring at the Annual Meeting upon the election and qualification of his respective successor. There is also one Class I director, Mr. Gary C. Wallace, with a term continuing until the annual meeting of stockholders in 2020 and until his successor is elected and qualified, and two Class III directors with terms continuing until the annual meeting of stockholders in 2019 and until their respective successors are elected and qualified. The Class III directors are Mr. Dennis G. Schmal and Mr. William C. Owens.  At each annual meeting of stockholders, the successors to the class of directors whose term expires at that annual meeting of stockholders will be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualified, or until their earlier death, resignation or removal.
The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has nominated, Messrs. Draper and Kessler (the "Nominees") to stand for election at the Annual Meeting and to hold office until the annual meeting of stockholders to be held in 2021 and until their respective successors are duly elected and qualified. Each Nominee has agreed to serve as a nominee, to serve as a director if elected and has consented to being named as a nominee in this Proxy Statement. Accordingly, the Board has no reason to believe that either Nominee will be unable or unwilling to serve. If either Nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated as a replacement by the Nominating and Corporate Governance Committee and by the Board.  The Board has no reason to believe that any replacement nominee or nominees will be required.
Information about the Director Nominees and the Continuing Directors

The Board is comprised of five members divided into three classes serving staggered terms.  Gary C. Wallace is the Class I director, Bryan H. Draper and James M. Kessler are the Class II directors nominated for election at this Annual Meeting, and William C. Owens and Dennis G. Schmal are the Class III directors. Our charter (the "Charter") and bylaws, and the provisions of Section 3-804 of Title 3, Subtitle 8 of the MGCL applicable to the Company, provide that only the Board may increase or decrease the number of directors, but the number of directors may never be less than the minimum required by the MGCL (which is one) nor (unless our bylaws are amended) more than 15.
As a result of our adoption of the provisions of Section 3-804 of Title 3, Subtitle 8 of the MGCL, any vacancies occurring on our Board, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of the Board, may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
Messrs. Draper and Kessler, the Nominees for election as directors at the Annual Meeting, have each been evaluated by the Nominating and Corporate Governance Committee pursuant to the guidelines described below under "Governance of Our Company—Director Qualifications" and the determination has been made that each of the Nominees fulfills and exceeds the qualities that we look for in members of our Board.  There is no familial relationship among any of the members of our Board or our executive officers. Messrs. Draper and Owens are affiliated with our Manager and are not independent under the NYSE American rules.  Each of Mr. Schmal, Mr. Wallace and Mr. Kessler is independent as defined in the NYSE American rules. See "Governance of Our Company— Director Independence."

The Board has, and continues to, conduct a careful and thoughtful search process to designate a female director candidate who possesses the requisite skills and experience needed to assist in executing the Company's strategic growth plans.
The information set forth below is as of May 31, 2018 for the Company's director Nominees and each of the Company's continuing directors. The business address of the Nominees and each of the continuing directors is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.
Nominees for Class II Directors (Terms expire at the 2018 Annual Meeting):
Bryan H. Draper – Mr. Draper, age 60, has served as our President and CEO since January 2016 and as a member of our Board since Owens Mortgage Investment Fund, a California Limited Partnership merged with and into ORM, with ORM as the surviving corporation (the "Merger"), on May 20, 2013.  Mr. Draper served as the Secretary and Treasurer of the Company from its inception in 2012 until January 2016, and as our Chief Financial Officer from January 2013 to January 2016.  He has also been Chief Financial Officer and Corporate Secretary of our Manager since December 1987 and a member of the Board of Directors of the Manager since January 1997. Mr. Draper is also currently the Chief Financial Officer of Investors Yield, Inc. (a California Trust Company) which is owned 100% by the Manager. Mr. Draper is expected to continue as a director and Corporate Secretary and Chief Financial Officer of the Manager until he resigns or is replaced by a vote of the Manager's stockholders and board of directors, respectively.  Mr. Draper is a certified public accountant and is responsible for all accounting, finance, and tax matters for the Manager. Mr. Draper received a Master's degree in business administration from the University of Southern California in 1981.
 Mr. Draper's extensive experience in the commercial mortgage financing and real estate industries, including REO dispositions, credit facilities, and risk oversight, his deep knowledge of our business as our Chief Executive Officer, as our former Chief Financial Officer and as the Chief Financial Officer of our Manager, as well as his CPA certification and expertise in accounting and financial matters make him well qualified to serve a director of the Company and strengthens our Board's collective qualifications, skills, experience and viewpoints.
James M. Kessler – Mr. Kessler, age 65, has been a member of our Board since the consummation of the Merger on May 20, 2013.  He has been the President of Stonehenge Property Group, a private real estate development and advisory services company, since its inception in August 2005.  Mr. Kessler founded Stonehenge Property Group and is responsible for all of its operations including budgets, business plans, property acquisition and development, financing and leasing.  From January 2004 to July 2005, he was the founder and principal of Highland Development Company, a retail acquisition and development company that was part of the Marcus & Millichap group of companies.  From April 2002 to October 2003, Mr. Kessler served as the Chief Operating Officer of ScanlanKemperBard Companies, a private real estate investment firm.  From July 1999 to February 2002, he served as the Chief Development Officer of Federal Realty Investment Trust, a publicly traded REIT.  While at Federal Realty Investment Trust, Mr. Kessler was responsible for establishing and managing regional and satellite offices, development, redevelopment, construction, operations, asset management and leasing.  From December 1989 to July 1999, Mr. Kessler was the Chief Development Officer of Burnham Pacific Properties/The Martin Group, a publicly traded REIT.  From 1985 to December 1989, he served as the Director of Marketing of Transpacific Development, a private real estate development and management company.  Mr. Kessler received his bachelor's degree in business administration and management from Golden Gate University in 1981.
Mr. Kessler's extensive experience in the real estate investment, development, business operations, and management industries and his senior management positions in two publicly traded REITs make him well qualified to serve as a director of the Company and strengthens our Board's collective qualifications, skills, experience and viewpoints.

Conclusion and Recommendation; Vote Required
This election of directors is considered a contested election. Accordingly, each Nominee for election to the Board will be elected only if such nominee receives the affirmative vote of a plurality of the total votes cast. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast "FOR" votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote "FOR" or withhold voting authority with respect to director nominees. Shares of Common Stock voting "withhold" are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of either or both of the two nominees, your shares of Common Stock will not be voted with respect to those nominees indicated. Therefore, "withhold" votes will not affect the outcome of the election of directors. Broker non-votes, if any, and abstentions will not be treated as votes cast for the election of a director and will have no effect on the results of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE CLASS II NOMINEES NAMED ABOVE.

Class I Director (Term expires at the 2020 Annual Meeting):

Gary C. Wallace – Mr. Wallace, age 63, has been a member of our Board since July 22, 2016. Mr. Wallace has provided consulting services to various banks, private equity firms, venture capital firms and the Public Company Accounting Oversight Board since his retirement from KPMG in 2005. He has also served as a member of the Board and Chairman of the Audit Committee of Plaza Bancorp and Plaza Bank from June 26, 2015 until November 2017. From February 2014 until February 2017, Mr. Wallace served as a member of the Board and Chairman of the Audit Committee of Orient Bancorp and Bank of the Orient.  From 2012 until June 26, 2015, Mr. Wallace served as a Director of Manhattan Bancorp and Bank of Manhattan, N.A. Mr. Wallace joined KPMG in 1975 and retired as a KPMG Audit Partner Specialist in Banking and Investment Services in 2005, having served as head of the Northern California Financial Institutions Practice. As a KPMG Audit Partner, Mr. Wallace served as engagement partner and associate SEC reviewing partner for banks, real estate, venture capital, private equity, hedge fund and investment companies ranging in size from startups to entities with over fifty billion dollars in assets. Mr. Wallace received a Bachelor of Science degree in Business Administration, Summa Cum Laude, from California State University – East Bay in 1975.

Mr. Wallace's extensive experience in audit, accounting and other financial matters, as well as deep familiarity with the financial services industry, corporate governance issues, regulatory matters, and risk management make him well qualified to serve as a director of the Company and strengthens our Board's collective qualifications, skills, experience and viewpoints.

Class III Directors (Terms expire at the 2019 Annual Meeting):

  William C. Owens – Mr. Owens, age 67, has served as our executive Chairman Emeritus since May 7, 2018 and as member of our Board since ORM's inception in 2012. Mr. Owens also served as our executive Chairman of the Board from ORM's inception in 2012 until May 7, 2018, as our President from our inception until January 2016, and as our Chief Executive Officer from January 2013 until January 2016.  He has been President of our Manager since April 1996 and is a member of the Board of Directors and the Loan Committee of the Manager and its Chief Executive Officer. Mr. Owens is expected to continue as a director and President and Chief Executive Officer of the Manager until he resigns or is replaced by a vote of the Manager's stockholders and board of directors, respectively. From 1979 until April 1996, he served as a Senior Vice President of the Manager. Mr. Owens is also currently the President of Investors Yield, Inc. (a California Trust Company) which is owned 100% by the Manager. Mr. Owens has been active in real estate construction, development, and mortgage financing since 1973. Prior to joining Owens Mortgage Company in 1979, Mr. Owens was involved in mortgage banking, property management and real estate development.  As President of the Manager, Mr. Owens is responsible for the overall activities and operations of the Manager, including corporate investment, operating policy and planning.  In addition, he is responsible for loan production, including the underwriting and review of potential loan investments.  Mr. Owens graduated from Westmont College in 1973 and is a licensed real estate broker.

Mr. Owens' extensive experience in the mortgage financing and real estate industries, his deep knowledge of our business as our executive Chairman Emeritus, as our former Chief Executive Officer and as the Chief Executive Officer of our Manager, and his prior leadership experience make him well qualified to serve as a director of the Company and strengthens our Board's collective qualifications, skills, experience and viewpoints.

  Dennis G. Schmal – Mr. Schmal, age 71, has been a member of our Board since the consummation of the Merger on May 20, 2013, and was appointed Chairman of the Board on May 7, 2018. In May of 2015, Mr. Schmal began service as a director and as chair of the audit committee of a public technology company, Blue Calypso, Inc., which deregistered and became a private company in March 2017. Mr. Schmal currently serves as a director of Blue Calypso, Inc., however, he no longer serves on the audit committee and the company's operations have substantially ceased. Mr. Schmal also serves as a director of the public investment funds overseen by the following three asset management complexes: the AssetMark GuideMark/GuidePath Funds, where he has served as a director since 2006 and is chairman of the audit committee; the Wells Fargo GAI Hedge Funds where he has served as a director since 2008 and is a member of the audit committee; and the Cambria ETF Series where he has served as a director since 2013 and is chairman of the audit committee.   Mr. Schmal served as a director and a member of the audit (chairman), nominating, and compensation committees of Merriman Holdings, Inc., a securities and investment banking firm from August 2003 until July 2016.  From May 2005 until July 2014, Mr. Schmal served as chairman of the board of directors of Pacific Metrics Corporation, a private company in the educational assessment/software field. Mr. Schmal served as chairman of the board of directors of a technology industry startup, Sitoa Global Inc., from January 2012 until April 2013. From August 2004 to November 2011, he served as a member of the board of directors, audit committee (chairman) and compensation committee of Varian Semiconductor, a semiconductor equipment manufacturer.  From October 2008 to May 2011, he served as a director and chairman of the audit committee of Grail Advisors EFT Trust, an exchange traded fund complex.  From September 2006 to May 2008, Mr. Schmal served as a director and chairman of the audit committee of North Bay Bancorp, a bank holding company.  From February 1972 to April 1999, Mr. Schmal was employed by Arthur Andersen LLP, primarily as a partner overseeing the delivery of accounting and audit services. During his career with Arthur Andersen LLP, Mr. Schmal specialized in working with companies in the financial services sector, including the commercial banking, securities/investment banking and asset management industries.  Mr. Schmal received a Bachelor of Science in Business Administration – Finance and Accounting Option from California State University, Fresno in 1972 and holds a CPA certificate (retired).

   Mr. Schmal's extensive experience serving on boards and the audit and other key committees of multiple private and public companies, as well as his extensive expertise in regulatory, accounting and financial matters, risk management, and corporate governance, make him well qualified to serve as Chairman of the Board of the Company and strengthens our Board's collective qualifications, skills, experience and viewpoints.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTING FIRM
The audit committee of our Board (the "Audit Committee") has appointed Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2018 and is submitting the selection of Crowe Horwath LLP to our stockholders for ratification.  Crowe Horwath LLP has audited our financial statements for each of the fiscal years since and including 2013.  Neither our bylaws nor other governing documents or applicable law require stockholder ratification of the Audit Committee's appointment of Crowe Horwath LLP as our independent registered public accounting firm. However, our Board is submitting the appointment of Crowe Horwath LLP to our stockholders for ratification as a matter of good corporate practice.
This vote is non-binding, as the Audit Committee has the sole authority to retain and dismiss the Company's independent registered public accounting firm.  If our stockholders fail to ratify the appointment of Crowe Horwath LLP at the Annual Meeting, the Audit Committee will consider whether or not to appoint a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
The Company expects that a representative of Crowe Horwath LLP will be present at the Annual Meeting, will have the opportunity to make a statement if so desired and will be available to respond to appropriate inquiries from stockholders.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees (including related expenses) earned by our independent registered public accounting firm, Crowe Horwath LLP, for the fiscal years ended December 31, 2017 and 2016:

	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2016
Audit Fees	$255,000	$229,000
Audit-Related Fees	1,200	13,200
Tax Fees	107,068	119,483
All Other Fees	17,780	2,696

Total	$381,048	$364,379

Audit Fees.  Audit fees consist of fees and expenses billed by Crowe Horwath LLP related to the audit of our consolidated financial statements included in Form 10-K, the audit of our internal control over financial reporting and the reviews of the interim consolidated financial statements included in the Form 10-Q's, including services normally provided by an accountant in connection with statutory and regulatory filings or engagements.

Audit Related Fees.  Audit-related fees are fees and expenses billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees."

Tax Fees.  Tax fees billed to us by Crowe Horwath LLP are for tax compliance and consulting fees, which typically consist of fees billed for professional services for tax return preparation and other tax compliance.

All Other Fees.  All other fees consist of fees for products and services other than the services reported above, including consulting fees paid for a cost segregation study and accounting guidance subscriptions paid.

All services rendered by Crowe Horwath LLP were pre-approved by the Audit Committee for 2017 in accordance with its pre-approval policy, and the Audit Committee concluded that the provision of such services by Crowe Horwath LLP was compatible with the maintenance of that firm's independence in the conduct of its audit functions. The Audit Committee charter requires that the committee review and pre-approve each audit or permissible non-audit engagement or accounting project involving the independent public accountant, and the related fees or ranges of fees, prior to commencement of the engagement or project subject to certain exceptions if the services meet pre-approval policies that may be established under the charter. The Audit Committee may delegate its pre-approval authority to one or more of its members and, if such delegation occurs, then such member(s) are required to report any pre-approval decisions to the Audit Committee at its next-scheduled meeting.

Conclusion and Recommendation; Vote Required
The affirmative vote of a majority of all of the votes cast at the Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2018.

REPORT OF THE AUDIT COMMITTEE
The Board of Directors has appointed an Audit Committee presently composed of three directors, Messrs. Wallace, Kessler and Schmal, who each served on the Audit Committee throughout 2017. Each of the committee members is independent as defined in the NYSE American rules, and the Board has determined that Mr. Wallace is an "audit committee financial expert" (as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act")).
The Audit Committee's responsibility is one of oversight as set forth in its charter, which is available on the Company's web site at www.owensmortgage.com. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining effective internal control over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the financial statements and the effectiveness of the Company's internal control over financial reporting and for expressing an opinion as to whether those audited financial statements present fairly, in all material respects, the Company's financial position, results of operations and cash flows in conformity with generally accepted accounting principles, and for expressing an opinion as to whether the Company maintained, in all material respects, effective internal control over financial reporting.
At a meeting held subsequent to December 31, 2017, the Audit Committee reviewed and discussed with management and Crowe Horwath LLP, the Company's independent registered public accounting firm, the audited financial statements of the Company as of and for the year ended December 31, 2017, and the related report prepared by Crowe Horwath LLP. The Audit Committee met with Crowe Horwath LLP, with and without management present, to discuss the results of their audit. Management represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended December 31, 2017 were prepared in accordance with accounting principles generally accepted in the United States and that the Company maintained effective internal control over financial reporting as of December 31, 2017.
The Audit Committee has discussed with Crowe Horwath LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, which included among other things a discussion of Crowe Horwath LLP's judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.
The Audit Committee has received from Crowe Horwath LLP the written statements required by PCAOB Rule No. 3526, "Communications with Audit Committees Concerning Independence," and has discussed Crowe Horwath LLP's independence with Crowe Horwath LLP, and has considered the compatibility of non-audit services with the auditor's independence. The Audit Committee also received regular updates on the amount of fees and scope of audit and other services provided by Crowe Horwath LLP.
Based on the review and discussions referred to above, and subject to the limitations on the Audit Committee's role and responsibilities referred to above and in its charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2017, be included in our Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC. The Audit Committee also appointed Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018 and is presenting this appointment to the Company's stockholders for ratification.

 By the Audit Committee:
Gary C. Wallace, Chair
James Matthew Kessler
Dennis George Schmal

The foregoing Report of the Audit Committee shall not be deemed under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

GOVERNANCE OF OUR COMPANY
The primary responsibility of our Board of Directors is to oversee the affairs of the Company for the benefit of our Company's stockholders. To assist it in fulfilling its duties, the Board has delegated certain authority to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The duties and responsibilities of these standing committees are described below under "Committees of the Board."
Members of our Board keep informed of our business by participating in meetings of our Board and its committees, by reviewing analyses, reports and other materials provided to them and through discussions with our Manager and our executive officers. Our Board has developed and recently revised corporate governance practices to help it fulfill its responsibilities on behalf of our stockholders. These governance practices are set forth in our Corporate Governance Guidelines (the "Guidelines"), and in our Charter, bylaws, policies and committee charters, which are further described below.
In connection with the previously announced review of our corporate governance practices, the Board approved revisions to the Guidelines that created, among other things, a director resignation policy setting forth the Board's expectation that any director that fails to receive the required majority vote in an uncontested election will promptly tender his or her resignation to the Board for its consideration, a Board diversity policy, an anti-pledging policy and stock ownership guidelines for the Company's directors and executive officers.

Governance Snapshot
Our policies and practices comply with the listing requirements of the NYSE American and the requirements of the Sarbanes-Oxley Act of 2002.  Our Board and Nominating and Corporate Governance Committee regularly evaluate our corporate governance policies and practices in light of changing regulatory requirements and evolving best practices.
• Engaged Board. Our Board met nine times in 2017 and our independent directors meet regularly without the presence of management.
• Independent Chairman. The Chairman of our Board is independent of us and our Manager.
• Majority Independent Board. The only members of management that serve on our Board are our President and CEO and our executive Chairman Emeritus. Three of five directors, or 60% of the Board, are independent of us and our Manager.
• Independent Standing Committees. All members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent of us and our Manager.

• Board Diversity. Our Board has implemented a formal policy regarding board diversity to further our goal of achieving a Board with diverse skills and backgrounds that support its responsibilities on behalf of our stockholders. The Board has, and continues to, conduct a careful and thoughtful search process to designate a female director candidate who possesses the requisite skills and experience needed to assist in executing the Company's strategic growth plans. The Nominating and Corporate Governance Committee and the Board considers the effectiveness of this policy and the effectiveness of the Board generally in the course of nominating directors for election.
• Majority Voting for Directors/Director Resignation Policy. Our bylaws require that directors nominated in an uncontested election be elected by a majority of the votes cast. Directors failing to get a majority of the votes cast are required to tender their resignation for consideration by the Board and the Nominating and Corporate Governance Committee.

• Share Retention Requirements. The Board believes that meaningful ownership of our Common Stock by our directors and executive officers helps to align the interests of the Company's directors and executive officers with those of our stockholders and, accordingly, has adopted formal share ownership guidelines applicable to all of our directors and executive officers.

• Anti-Hedging and Anti-Pledging Policies. The Company's Corporate Governance Guidelines place restrictions on the ability of the Company's directors and executive officers to enter into hedging transactions with respect to the Company's securities and from holding the Company's securities in margin accounts or otherwise pledging such securities as collateral for loans.

• Stockholder Outreach. Our Board is committed to building and maintaining long-term relationships with our stockholders as we build value for the long-term. To that end, we have continued with our efforts regarding stockholder outreach and dialogue throughout the year and beyond.

• Maryland Control Share Acquisition Act Not Applicable. Our bylaws provide that the Maryland Control Share Acquisition Act is not applicable to the Company.
• Resolution Opting out of Maryland Business Combination Act. Our Board has adopted a resolution exempting from the provisions of the Maryland Business Combination Act: (i) any business combination between the Company and any other person, provided that the business combination is first approved by a majority of the directors of the Company (including a majority of the directors who are not affiliates or associates of such person), (ii) any business combination between the Company and the Manager, or any of the Manager's affiliates and associates and (iii) any person acting in concert with any of the foregoing.

• No Poison Pill. We do not have a stockholder rights plan or "poison pill."
• Active Standing Committees. The charters of our Board committees clearly establish the respective roles and responsibilities of the committees and the committees meet regularly.
• Code of Business Conduct and Ethics. Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and personnel of the Manager.
• Employee Hotline. We have a toll-free hotline available to all employees, and our Audit Committee has established procedures for the anonymous submission of any employee complaint, including those relating to accounting, internal controls or auditing matters.

Additional information regarding our corporate governance is provided in the following paragraphs and elsewhere in this Proxy Statement.

Meetings of the Board
Our Board is currently comprised of five members: Bryan H. Draper, William C. Owens, Dennis G. Schmal, James M. Kessler and Gary C. Wallace.  The Board conducts its business through regular meetings and through actions taken by written consent in lieu of meetings. During 2017, the Board held nine meetings. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served and that were held in 2017.  Although we do not have a policy requiring director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. All of our directors attended the Company's 2017 annual meeting of stockholders.
Director Independence
The Guidelines provide that a majority of the directors serving on our Board must be "independent" as defined by the NYSE American rules.  Based upon its review of all relevant facts and circumstances, the Board has affirmatively determined that three of our current directors representing 60% of the Board members, Dennis G. Schmal, Gary C. Wallace and James M. Kessler, qualify as independent directors under applicable SEC and NYSE American rules. Only two of our directors, our President and CEO Bryan H. Draper and our executive Chairman Emeritus William C. Owens, are affiliated with the Manager.
In addition, each of our Board's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is composed entirely of independent directors as required by the charters of those committees.  These independent committees of our Board also have the authority under their respective charters to hire independent advisors and consultants, at our expense, to assist them in performing their duties.

The independent Board members have decided to hold meetings periodically without the affiliated directors or other persons who are members of management present. Our independent directors meet during our Board's quarterly in-person meetings and may hold additional meetings at the request of any independent director. The presiding director at each such meeting is the Chairman of the Board (or lead director if our Chairman is not independent), or in his or her absence, the person the Chairman of the Board (or lead director if our Chairman is not independent) so appoints.

The Company has an Independent Chairman of the Board
 The positions of Chairman of the Board and CEO are held by different persons as Mr. Draper is our CEO and Mr. Schmal currently serves as the independent Chairman of the Board. The Board believes that the arrangement of separating the roles of Chairman of the Board and CEO is in the best interest of the Company and its stockholders at this time because it allows the Company the benefit of the distinct abilities and experience of both individuals and provides the appropriate balance between strategy development and independent oversight of management. Because the Company currently has an independent non-executive Chairman of the Board, no lead independent director has been appointed.

Committees of the Board

The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Messrs. Wallace, Kessler and Schmal are the current members of each committee. Our Board has determined, based upon its qualitative assessment of his relevant level of knowledge and business experience that Mr. Wallace (the chairman of the Audit Committee) qualifies as an "audit committee financial expert" for purposes of, and as defined by, applicable SEC rules and has the requisite accounting or related financial management expertise required by the NYSE American rules. In addition, our Board has determined that all of the members of the Audit Committee are financially literate as required by the NYSE American rules.
The primary functions of our committees are described below.

Audit Committee. This committee, which met five times during 2017, among other things acts on behalf of the Board of Directors in overseeing:

•	our accounting and financial reporting processes;
•	the integrity of our financial statements and the audit and reporting processes;

•	our system of disclosure controls and procedures and internal control over financial reporting;
•	our compliance with financial, legal and regulatory requirements;
•	the qualifications and independence of our independent registered public accounting firm; and
•	the Company's overall risk profile.

The Audit Committee is also responsible for engaging our independent registered public accounting firm, approving professional services provided by the independent registered public accounting firm and considering the range of audit and non-audit fees, and reviewing with management and the independent auditors our interim and audited annual financial statements as well as approving the filing of our financial statements. The Audit Committee's purpose and responsibilities are more fully set forth in the committee's charter, which was adopted by the Board of Directors on May 20, 2013 and is available on our web site at www.owensmortgage.com. The Audit Committee's meetings include, whenever appropriate, executive sessions with our independent external auditors without the presence of management.
Compensation Committee. This committee, which met fourteen times during 2017, among other things acts on behalf of the Board of Directors to:

•	discharge the Board's responsibilities relating to compensation to be paid by us to our directors which is considered on at least an annual basis;
•	discharge the Board's responsibilities relating to compensation, if any, to be paid by us to our executive officers;
•
oversee the compensation and fees payable to, and the performance of, the Manager under the Company's Charter and the existing management agreement dated May 20, 2013, and amended by Amendment No. 1 dated April 2, 2018 (as amended, the "Management Agreement") with our Manager, which Management Agreement is described in this Proxy Statement under "Related Party Transactions"; and

•	produce any report on executive compensation required to be included in our proxy statement for our annual meetings of stockholders.

The Compensation Committee's purpose and responsibilities are more fully set forth in the committee's charter, which was adopted by the Board of Directors on May 20, 2013, and amended and restated by the Board on January 4, 2016, and is available on our web site at www.owensmortgage.com.

During 2017, the Compensation Committee retained FTI as its independent compensation consultant. The Compensation Committee requested that FTI provide the Committee with a peer group analysis to compare the compensation terms for our Manager and for our independent directors against the compensation terms in place at a peer group of our competitors, such peer group to be developed by FTI.  The Compensation Committee also asked FTI to develop recommendations regarding the compensation of our Manager and of our independent directors, and to develop a peer group analysis and additional information relating to the compensation of certain executive officers of the Company in the event they were retained by the Company directly as employees. Additionally, in 2017, FTI was engaged by the Compensation Committee to perform other financial advisory services unrelated to executive or director compensation.  The Company paid $217,283 and $35,000 in 2017 to FTI for financial advisory services and executive/director compensation advisory services, respectively.  The decision to engage FTI for, and the determination of the scope of, these financial and compensation services was made solely by the Compensation Committee without the recommendation of management.

Nominating and Corporate Governance Committee. This committee, which met three times during 2017, among other things acts on behalf of the Board of Directors to:

•	identify qualified director candidates, consistent with criteria approved by the Board and included in the committee's charter and to recommend nominees for election to the Board;
•
develop and recommend to the Board corporate governance guidelines (including the Guidelines) and principles, and the implementation and monitoring of compliance with such corporate governance guidelines and principles;

•	review matters involving the general operation of the Board, including Board size and composition and committee composition and structure;
•	recommend the directors to serve on each committee of the Board;
•	oversee the annual assessment of the Board and committee performances, and the performance of individual directors;

•	oversee compliance with our stock ownership guidelines for directors and executive officers; and
•	ensure the Company is in compliance with the NYSE American rules.

For a discussion of the Nominating and Corporate Governance Committee's process for identifying, evaluating and selecting director nominees, including nominees recommended by stockholders, see "Governance of Our Company— Director Qualifications" in this Proxy Statement. The Nominating and Corporate Governance Committee's purpose and responsibilities are more fully set forth in the committee's charter, which was adopted by the Board on May 20, 2013 and is available on our web site at www.owensmortgage.com.
Majority Voting and Resignation Requirements
We have amended our bylaws to provide that, in any uncontested election of directors, a nominee for director is elected only if such nominee receives the affirmative vote of a majority of the total votes cast for and against the election of such nominee. The majority voting standard does not apply in contested elections, and directors are elected by a plurality of the votes cast in a contested election.
Our Corporate Governance Guidelines provide that a director nominated for re-election who fails to receive the required majority vote in an uncontested election must tender his or her offer to resign to our Board for its consideration. The Nominating and Corporate Governance Committee will act promptly to determine whether it is advisable to accept the director's resignation and will submit the recommendation for prompt consideration by our Board. Our Board will act on the tendered offer of resignation no later than 120 days following the date of the stockholders' meeting at which the election occurred and will promptly and publicly disclose its decision. The director whose offer of resignation is under consideration will abstain from participating in any decision regarding his or her offer of resignation. If the Board accepts the director's resignation, it may fill the resulting vacancy as provided in our bylaws.
Because we are facing a contested election, the election of directors to our Board requires approval of a plurality of the shares of our Common Stock represented in person or by proxy and entitled to vote on the proposal. This means that the director nominees receiving the highest number of "for" votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the two director nominees receiving the most "for" votes at the Annual Meeting will be elected. In voting on the election of directors, you may vote "FOR" or "WITHHOLD" from voting as to each person nominated by the Board. However, because directors are elected by a plurality vote, votes withheld from a director nominee and broker non-votes will have no effect on the outcome of the vote with respect to the election of the directors. Abstentions and broker non-votes will not be counted as votes cast, although they will be considered present for the purpose of determining the presence of a quorum.
The Board unanimously recommends a vote "FOR" the election of each of the director nominees named in the accompanying Proxy Statement and on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Hovde Group or any of its representatives or affiliates.
Executive and Director Stock Retention Requirements
Effective May 7, 2018, we adopted share retention requirements for our executives and directors.  The Board believes that meaningful ownership of the Company's Common Stock by its directors and executive officers helps to align the interests of the Company's directors and executive officers with those of its stockholders and is consistent with the Company's commitment to sound corporate governance. Therefore, directors and executive officers are required to own shares of the Company's Common Stock pursuant to the Company's director and executive stock ownership guidelines.
Prohibition on Hedging and Pledging of Stock
Our executives and directors are prohibited from hedging their ownership or offsetting any decline in the market value of our Common Stock, including by trading in publicly-traded options, puts, calls, or other derivative instruments related to our shares or otherwise engaging in hedging or monetization transactions in which they would continue to own the underlying Company security without all the risks or rewards of ownership, such as forward contracts. Further, our executives, directors and personnel of the Manager are prohibited from pledging our Common Stock.

Active Stockholder Outreach
We believe that engaging with our stockholders is fundamental to our commitment to good governance and important to our success. Throughout the year, we seek opportunities to connect with our stockholders to gain and share valuable insights into current and emerging business and governance trends. During 2017, we held over 23 phone or in-person meetings with multiple stockholders to discuss various key corporate matters, including our capital allocation, REO projects, commercial lending environment, loan criteria, interest rates and other risk management practices, share repurchases, and our governance practices. Our engagement activities take place throughout the year and we also conduct quarterly earnings calls where we try to answer many of the questions that we receive during our investor outreach.
Board Role in Risk Oversight
Senior management and our Manager are responsible for the day-to-day management of risks we face. Our Board of Directors has overall responsibility for overseeing risk management with a focus on the more significant risks facing us. In this regard, the Board and its standing committees regularly meet with senior management and the Manager to review material strategic, operational, financial, compensation and compliance risks.  The Board has also delegated certain risk management oversight responsibility to its Board committees.
Our Audit Committee assists the Board in fulfilling its oversight responsibilities for our accounting and financial reporting processes and the audits of our financial statements, as detailed in the discussion of its responsibilities above. The Audit Committee also is responsible for reviewing and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our policies and practices with respect to risk assessment and risk management. The Audit Committee receives regular reports from management on the status of our internal controls and ensures that appropriate steps are being taken to mitigate any identified risk.
The Compensation Committee assists our Board by considering and addressing risk as it relates to compensation and benefit decisions, including through its review of our Manager's performance, compensation and the Management Agreement with our Manager, as detailed in the discussion of its responsibilities above. The Nominating and Corporate Governance Committee assists our Board by considering and addressing risk as it relates to corporate governance matters and other matters, as detailed in the discussion of its responsibilities above. The Compensation Committee, Nominating and Corporate Governance Committee and the Audit Committee routinely report their findings to the full Board at the next regularly scheduled Board meeting following their committee meetings and when appropriate.
The Company believes that the extent of the Board's (and its committees') role in risk oversight complements the Board's leadership structure because it allows the Company's independent directors, through the three fully independent Board committees, executive sessions with the independent auditors, and otherwise, to exercise oversight of risk without conflicts of interest that might discourage critical review.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics, which requires our directors, employees (if any), officers (including our Chief Executive Officer and Chief Financial Officer), and the personnel of our Manager, to abide by high standards of business conduct and ethics. The Code of Business Conduct and Ethics covers a variety of topics, including those required by the SEC and the NYSE American rules. Topics covered include, but are not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Business Conduct and Ethics is available for viewing on our web site at www.owensmortgage.com, and a copy may also be obtained by stockholders, free of charge, by writing to us at Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, CA 94595, Attention: Daniel Worley, Secretary. The Code of Business Conduct and Ethics was adopted by the Board of Directors on May 20, 2013 and amended and restated on February 3, 2016.

Corporate Governance Guidelines

Our Board has adopted the Guidelines that address significant issues of corporate governance and set forth procedures and policies by which our Board of Directors carries out certain of its responsibilities. The Guidelines address, among the areas, the composition, functions and key responsibilities and standing committees of our Board, director qualification standards, Board diversity, access to management and independent advisors, director compensation, our policy on anti-hedging and anti-pledging, management succession, director orientation and continuing education and the annual performance evaluation and review of our Board and its committees. The Guidelines are available for viewing on our website at www.owensmortgage.com. We will also provide the Guidelines, free of charge, to stockholders who request them by writing to us at Owens Realty Mortgage, Inc., 2221 Olympic Blvd, Walnut Creek, CA 94595, Attention: Daniel Worley, Secretary. The Guidelines were adopted by the Board of Directors on May 20, 2013 and amended and restated by the Board on May 7, 2018.

Director Qualifications
   The Board believes that it should be comprised of directors with complementary backgrounds, and that directors should, at a minimum, have expertise that will strengthen our Board's collective qualifications, skills, experience and viewpoints. Directors should possess the highest personal and professional ethics and should be willing and able to devote the required amount of time to our business. The Board is committed to seeking to attain diversity and balance among directors with respect to race, gender and ethnicity, as well as with respect to viewpoints, background, skills and experience. To that end, the Nominating and Corporate Governance Committee, when expanding the size of the Board or filling a vacancy on the Board, has formally committed to interviewing at least one candidate who brings gender, race or ethnic diversity to the Board.
Although there is no formal list of required qualifications governing the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	the independence of the candidate from the Manager and whether the candidate meets the criteria for membership of the audit or other committees;
•	personal and professional integrity, ethics and values;
•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today's business environment;

•	experience in the Company's industry and with relevant social policy concerns;
•	experience as a board member of another publicly held company;
•	diversity (of both background and experience);
•	academic expertise in an area of the Company's operations;
•	practical and mature business judgment, including the ability to make independent analytical inquiries; and
•	adequate time availability to fulfill the Board director commitment.

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from management, incumbent directors or others. While there is no formal policy for considering candidates that are recommended by stockholders, candidates recommended in writing and in a timely manner by stockholders entitled to vote in the election of directors will be considered and evaluated by the Nominating and Corporate Governance Committee under the same criteria applied to other candidates. The committee or its chairman will interview a candidate if it is believed the candidate might be suitable to be a director. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate's election to the full Board.

Stockholder Communications with Directors

Our Board has adopted an Investor Relations Policy, available on its website at www.owensmortgage.com, that establishes a process by which stockholders or other interested parties may communicate in writing with our full Board, any individual member or any committee or other group of our Board, or our independent directors as a group. Any such communications should be addressed to the Board or any such individual directors or group or committee of directors by either name or title (provided that communications intended for the independent directors as a group may be addressed to the independent directors as a group or to the independent Chairman of the Board, who is currently Dennis G. Schmal and addressed to Owens Realty Mortgage, Inc., 2221 Olympic Blvd., Walnut Creek, CA 94595, Attention: Investor Relations.
All communications to directors received as set forth in the Investor Relations Policy will be opened by the office of the Company's Corporate Compliance Officer for the sole purpose of determining whether the contents represent a message to the Company's directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to any individual director, the full Board of Directors, or any group or committee of directors, the office of the Corporate Compliance Officer will make sufficient copies of the contents to send to each addressee.  Any such communications may be made anonymously. Communications regarding accounting matters may be sent in writing to the Company's main address, attention Chief Financial Officer, or by calling the Company's telephone hotline: (855) 380-8849.
Related Party Transaction Policy and Procedures

The Company has adopted a written policy for approval of transactions and arrangements between the Company and the Company's current and recent former directors, director nominees, current and recent former executive officers, greater than five percent stockholders and their immediate family members, and entities where any of the foregoing persons is employed or serves as a general partner, principal or in a similar position (each, a "Related Party").

The policy provides that the Audit Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Audit Committee takes into account, among other things, whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party under similar circumstances, the extent of the Related Party's interest in the transaction, and the conflicts of interest provisions and corporate opportunity provisions of the Company's Code of Business Conduct and Ethics.  The Related Party transaction must be approved or ratified by the Audit Committee in accordance with the provisions of the policy and in accordance with relevant provisions of the Company's Charter, bylaws and applicable provisions of the MGCL.

The Audit Committee has considered and adopted standing pre-approvals under the policy for certain limited transactions with Related Parties that meet specific criteria. Information on transactions subject to pre-approval is to be provided to the Audit Committee at its next regularly scheduled meeting. Pre-approved transactions are limited to:

•	compensation to an executive officer or director of the Company if (a) the related compensation is required to be reported in the Company's proxy statement under the SEC's compensation disclosure requirements or (b) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the Company's proxy statement under the SEC's compensation disclosure requirements if the executive officer was a "named executive officer," and the Compensation Committee approved (or recommended that the Board approve and the Board has approved) such compensation;

•
certain transactions in the Company's ordinary course of business where the Related Party's interest arises only from:  (a) the Related Party's position as a director of another entity that is a party to the transaction; (b) from direct or indirect ownership by such Related Party and all other Related Parties, in the aggregate, of less than a 5% equity interest in another person (other than a partnership) that is a party to the transaction; (c) from both such position described in (a) and ownership described in (b); or (d) from the Related Party's position as a limited partner in a partnership in which all Related Parties in the aggregate have an interest of less than 5% and the Related Party is not a general partner of and does not have another position in such partnership;

•
certain transactions in the Company's ordinary course of business where the Related Party's interest arises solely from the ownership of the Company's Common Stock and holders of the Company's Common Stock received the same benefit on a pro rata basis; and

•
certain transactions involving a Related Party where the rates or charges involved are determined by competitive bids, or transactions involving the rendering of services as a common or contract carrier, or as a public utility, at rates or charges fixed in conformity with law or a governmental authority.

Compensation Committee Interlocks and Insider Participation

Messrs. Wallace, Schmal and Kessler served as members of the Compensation Committee during 2017 and none of them served as an officer, former officer or employee of ours or had a relationship disclosable under Item 404 of Regulation SK. Further, during 2017, none of our executive officers served as a member of the board of directors or compensation committee (or equivalent) of any other entity, that has one or more executive officers serving as one of our directors or on our Compensation Committee. Accordingly, during 2017, no interlocking relationship existed between any member of our Board or our Compensation Committee and any member of the board of directors or compensation committee of any other company.
INFORMATION REGARDING OUR EXECUTIVE OFFICERS
The Board of Directors generally elects officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of May 31, 2018. The business address of each executive officer is c/o Owens Realty Mortgage, Inc., 2221 Olympic Blvd., Walnut Creek, CA 94595.

Name	Age	Information about Executive Officers
William C. Owens	67

Mr. Owens has served as our executive Chairman Emeritus, since May 7, 2018 and as a member of our Board since the Company's inception in 2012.  Mr. Owens served as our executive Chairman of the Board until May 7, 2018. Mr. Owens also served as our President from our inception in 2012 until January 2016, and as our Chief Executive Officer from January 2013 until January 2016.  He has also been President and Chief Executive Officer of the Manager since April 1996 and is a member of the Board of Directors and the Loan Committee of the Manager.

Bryan H. Draper	60
Mr. Draper is a certified public accountant and has served as our President and CEO since January 2016 and as a member of our Board since the consummation of the Merger on May 20, 2013.  Mr. Draper served as the Secretary and Treasurer of the Company from its inception in 2012 until January 2016, and as our Chief Financial Officer from January 2013 to January 2016.  He has also been Chief Financial Officer and Corporate Secretary of the Manager since December 1987 and a member of the Board of Directors of the Manager since January 1997.  Further information about Mr. Draper may be found under "Proposal 1: Election of Two (2) Directors -Information about the Director Nominees and the Continuing Directors" in this Proxy Statement.

William E. Dutra	56
Mr. Dutra has served as an Executive Vice President of the Manager since March 2014 and member of the Board of Directors and the Loan Committee of the Manager since January 1997. Mr. Dutra previously served as a Senior Vice President of the Manager and has been one of its employees since February 1986. Mr. Dutra has responsibility for loan committee review, loan underwriting and loan production.

Melina A. Platt	52
Ms. Platt was appointed as the Company's Chief Financial Officer and Treasurer in January 2016 and has been the Controller of the Manager since May 1998.  Ms. Platt is a certified public accountant and is responsible for all accounting, finance, and regulatory agency filings of the Company. Ms. Platt was previously a Senior Manager with KPMG LLP.

Daniel J. Worley	47
Mr. Worley has served as a Senior Vice President of the Manager since June 2013 and is responsible for capital markets, investor relations, regulatory compliance, and governance. Mr. Worley has served as Secretary of the Company since January 2016 and was Assistant Secretary of the Company from June 2013 until January 2016. In addition, he is a member of the senior management team and participates in executive management and strategy. Prior to joining the Company, from July 2012 to June 2013, he served as a consultant to Owens Mortgage Investment Fund. From July 2010 to October 2011, he was the Chief Strategy Officer at Mason-McDuffie Real Estate where his responsibilities included executive management, strategy, corporate development, governance, and legal matters. From May 2001 to October 2010, he co-founded and served as the Chief Operating Officer of NorthPoint Financial Group/SmartZip Analytics where his responsibilities included executive management, strategy and governance. From January 1998 to May 2001, he was the Managing Director of the Berkeley Center for Advanced Technology where his responsibilities included venture fund management, investment due diligence, investment oversight and investor relations.

Brian M. Haines	40
Mr. Haines has served as a Senior Vice President of the Manager since January 2014 and as a Loan Officer of the Manager since 2007. Mr. Haines' focus is on originating and structuring debt investments, developing and fostering broker relationships and asset management oversight. Prior to joining the Manager, Mr. Haines co-owned and operated a private lending firm headquartered in Northern California. He is a director of the Bay Area Mortgage Association (BAMA) and an active member of the Urban Land Institute (ULI) and California Mortgage Association (CMA).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We are managed by our Manager pursuant to the terms of our Charter and the Management Agreement between the Company and our Manager. Until July 1, 2017, management fees were paid by the Company to the Manager monthly not to exceed 2.75% annually of the average unpaid balance of our loans at the end of each of the 12 months in the calendar year (the "Prior Management Fee").  During the period from July 1, 2017 through March 31, 2018, the Prior Management Fee was reduced to the Interim Management Fee (the "Interim Management Fee"), which was a monthly management fee  equal to 1/12th of 1.50% of the Company's Stockholders' Equity, subject to the additional details of the calculation as described in "Related Party Transactions – Management Fees and Expenses –Interim Fee Reduction and Amendment of the Management Agreement to Further Reduce Management Fees and Expenses." Effective April 1, 2018, the Management Agreement was amended to adopt the Interim Management Fee along with an additional adjustment such that the monthly management fee payable equals (i) one-twelfth (1/12), multiplied by (ii) (a) 1.50% of the first $300,000,000 of the Company's Stockholders' Equity, plus (b) 1.25% of the Company's Stockholders' Equity that is greater than $300,000,000.  See "Related Party Transactions – Management Fees and Expenses" for additional details of the revised management fee calculation and for a description of certain relevant terms of the Charter and the Management Agreement, including a description of certain additional changes to the fees and expenses payable to our Manager.

We have two full-time employees and one part-time employee that work for one of our subsidiaries, none of whom are executive officers. We do not have agreements with any of our executive officers or any employees of our Manager with respect to their compensation. Our executive officers are employees of our Manager and do not receive cash, equity or other compensation from us for serving as our executive officers. We did not pay any compensation to our executive officers nor did we make any grants of options, equity or other plan-based awards of any kind to them during 2017 or through the date of this Proxy Statement.  We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any persons and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of us.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee reviewed and discussed with our management the "Compensation Discussion and Analysis" contained in this Proxy Statement. Based on that review and discussions, our Compensation Committee recommends to the Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement.

By the Compensation Committee:
Dennis George Schmal, Chair
James Matthew Kessler
Gary C. Wallace

The foregoing Compensation Committee Report shall not be deemed under the Securities Act or the Exchange Act to be (i) "soliciting material" or "filed" or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

PAY RATIO DISCLOSURE
We estimate that the total annual compensation for our median employee was $27,000 for 2017.  The Company does not, however, pay salary, bonus, equity or other compensation to its principal executive officer (or any of its officers), and the pay ratio disclosure required by Item 402(u) of Regulation SK is not calculable without any such compensation.

COMPENSATION OF INDEPENDENT DIRECTORS

Our independent directors are Messrs. Kessler, Schmal and Wallace.  Messrs. Kessler and Schmal were appointed to the Board in May 2013 and Mr. Wallace was appointed in July 2016, and each of them serves as a member of our Audit, Nomination and Corporate Governance and Compensation committees. Mr. Schmal was our Lead Director until his appointment as the independent Chairman of the Board effective May 7, 2018.  Mr. Schmal is also the Chairman of the Nomination and Corporate Governance and Compensation Committees, and Mr. Wallace serves as Chairman of our Audit Committee.

We pay directors' fees only to those directors who are independent under the NYSE American rules. From January 1 through June 30, 2017, each independent director was paid a cash retainer at an annual rate of $35,000 and, commencing July 1, 2017, the cash retainer paid to the independent directors was increased to an annual rate of $50,000, in each case, payable quarterly in advance. During 2017, our lead independent director (Mr. Schmal) was paid a supplemental retainer at an annual rate of $2,500, payable quarterly in advance. In addition, during 2017 our independent directors received the following supplemental annual retainers for their service on committees, in each case, payable quarterly in advance:
•	Audit Committee Chair (Mr. Wallace) — $7,500;
•	Compensation Committee Chair (Mr. Schmal) — $7,500; and
•	Nominating and Corporate Governance Committee Chair (Mr. Schmal) — $5,000.

We also reimburse all members of our Board for their travel expenses incurred in connection with their attendance at our Board, committee and stockholder meetings.

2017 Director Compensation Table

The following table summarizes the compensation received by our independent directors for the fiscal year ended December 31, 2017.
Name	Fees Earned or Paid in Cash($)	Total($)
James M. Kessler	$42,500	$42,500
Dennis G. Schmal	$57,500	$57,500
Gary C. Wallace	$50,000	$50,000

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of May 31, 2018 (unless otherwise indicated), of each current director and director nominee, each of our executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our Common Stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned(2)
Beneficial owners of more than 5%:
Nantahala Capital Management, LLC(3) 19 Old Kings Highway South, Suite 200 Darien, CT 06820	628,697	7.07%
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	497,967	5.60%
Executive officers and directors:
William C. Owens (5)(6)	199,542	2.24%
Bryan H. Draper(7)	112,717	1.27%
James M. Kessler(8)	29,074	*
Dennis G. Schmal	3,000	*
Gary C. Wallace	2,000	*
Daniel J. Worley(9)	4,125	*
William E. Dutra(10)	30,589	*
Melina A. Platt	3,910	*
Brian M. Haines(11)	8,503	*

All executive officers and directors as a group (9 persons)	393,460	4.43%
_________________________
* Less than one percent.

(1)	The address of each of the executive officers and directors listed above is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.
(2)	The percentage reported in this column has been calculated based upon 8,888,620 shares of Common Stock outstanding on May 31, 2018.
(3)
This information, other than the percentage ownership calculation which was calculated based upon 8,888,620 shares of Common Stock outstanding on May 31, 2018, is based on a Schedule 13G/A filed with the SEC on February 14, 2018, by Nantahala Capital Management, LLC, a Massachusetts limited liability company ("Nantahala"), Wilmot Harkey and Daniel Mack (collectively the "Reporting Persons"). The Reporting Persons report that Nantahala may be deemed to be beneficial owner of 628,697 shares of Common Stock held by funds and separately managed accounts under its control that, each of Messrs. Harkey and Mack may also be deemed the beneficial owner of those shares and that each of the Reporting Persons has shared voting and dispositive power over all 628,697 shares.

(4)
This information, other than the percentage ownership calculation which was calculated based upon 8,888,620 shares of Common Stock outstanding on May 31, 2018, is based on a Schedule 13G/A filed with the SEC on February 9, 2018, by BlackRock, Inc., a Delaware corporation ("BlackRock"). BlackRock discloses that it may be deemed to be beneficial owner of 497,967 shares of Common Stock held by certain of its subsidiaries and affiliates that constitute a group, that it has sole voting power over 492,095 of the shares and sole dispositive power over all 497,967 shares.

(5)
Mr. Owens owns 62.5% of Owens Financial Group, Inc., our Manager and shares voting power at the Manager with Mr. Draper, Mr. Dutra and Mr. Haines, each of whom owns the following percentage of the Manager: Draper – 16.305%; Dutra – 16.305%; and Haines – 4.89%. Mr. Owens' is reporting beneficial ownership of 83,049 shares of Common Stock held by the Manager directly and 13,736 shares of Common Stock held by Investors Yield. Inc. (a wholly-owned subsidiary of the Manager), with respect to which he has shared voting and investment power. Mr. Owens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(6)
Includes 360 shares of Common Stock held by Owens Trust dated February 24, 1998, the trustee of which is Mr. Owens. Also includes 4,637 shares of Common Stock held by Belmar, a California limited partnership of which Mr. Owens owns 49.22%.  Mr. Owens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes: (i) 6,361 shares of Common Stock held indirectly by Mr. Owens spouse; (ii) 11,572 shares of Common Stock held in an Individual Retirement Account of which Mr. Owens is sole beneficiary; and (iii) 66,460 shares of Common Stock owned indirectly through the Owens Financial Group 401(k) Plan.

(7)
Includes 4,543 shares of Common Stock held by Draper Family Partnership of which Mr. Draper is a 50% owner.  Mr. Draper disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.  Also includes: (i) 49,213 shares of Common Stock held by Draper Family Trust dated May 16, 2000 of which Mr. Draper is co-trustee; (ii) 3,275 shares of Common Stock indirectly by Mr. Draper's spouse; (iii) 55,686 shares of Common Stock held in Individual Retirement Accounts of which Mr. Draper is sole beneficiary. Does not include 83,049 shares of Common Stock held by the Manager directly and 13,736 shares of Common Stock held by Investors Yield, Inc.

(8)
Mr. Kessler owns 29,074 shares of Common Stock through two trusts. Mr. Kessler has sole voting and investment power over 17,836 shares of Common Stock held in one of those trusts and shared voting and investment power over shares of Common Stock held in the other trust.

(9)	Includes 1,325 shares of Common Stock owned indirectly through the Owens Financial Group 401(k) Plan and 800 shares of Common Stock owned indirectly through Mr. Worley's children.

(10)
Includes 2,689 shares of Common Stock held by The Dutra Trust of which Mr. Dutra is a co-trustee and 27,900 shares of Common Stock owned indirectly through the Owens Financial Group 401(k) Plan. Does not include 83,049 shares of Common Stock held by the Manager directly and 13,736 shares of Common Stock held by Investors Yield, Inc.

(11)
Includes 1,248 shares of Common Stock held in an Individual Retirement Account and 3,973 shares of Common Stock owned indirectly through the Owens Financial Group 401(k) Plan. Does not include 83,049 shares of Common Stock held by the Manager directly and 13,736 shares of Common Stock held by Investors Yield, Inc.

RELATED PARTY TRANSACTIONS

Ownership of the Manager
The voting common stock of our Manager, Owens Financial Group, Inc., is owned as follows: 62.5% by William C. Owens, 16.305% by Bryan H. Draper, 16.305% by William E. Dutra and 4.89% by Brian M. Haines.
Management Fees and Expenses

We have entered into a Management Agreement with our Manager, Owens Financial Group, Inc., which describes the services to be provided by our Manager.  The compensation payable to the Manager for those services and certain other important provisions relating to the Manager are described in our Charter, provided, however that the Board and Manager adjusted the Prior Management Fee to the Interim Management Fee on an interim basis during the period from July 1, 2017 to March 31, 2018. Effective April 1, 2018, the Board and the Manager amended the Management Agreement to adopt the Interim Management Fee and make certain additional changes to reduce the management fee payable as described below in "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses". The Manager manages our day-to-day operations and business, subject to the supervision and oversight of our Board of Directors.  The Manager is required to act in accordance with policies and restrictions contained in the Company's Charter and such additional investment policies as may be adopted by our Board of Directors.

The Management Agreement continues in effect for the duration of the existence of the Company, unless earlier terminated by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, by the Manager in response to an amendment to its compensation that it does not consent to, automatically in certain circumstances relating to the assignment of the Management Agreement, or by either party for cause as defined therein.

The Management Agreement provides that the fees payable to the Manager as described in the Charter may not be changed without the approval of the Board (including a majority of the independent members of the Board), the holders of a majority of the outstanding shares of Common Stock and the Manager; provided that stockholder approval is not required to adjust the Manager's compensation so long as such adjustment will not have a significant adverse impact on the stockholders of the Company. The Charter and the Management Agreement provide for the payment of the following fees by the Company and by borrowers:

Fees paid by the Company. The Manager is entitled to receive the following fees from the Company:

•
Management Fee.  Until July 1, 2017, the Prior Management Fee was paid by the Company to the Manager monthly not to exceed 2.75% annually of the average unpaid balance of our loans at the end of each of the 12 months in the calendar year. Since this fee was paid monthly, it could exceed 2.75% in one or more months, but the total fee in any one year was limited to a maximum of 2.75%, and any amount paid above this had to be repaid by the Manager to the Company. The Manager was entitled to receive a management fee on all loans, including those that were delinquent. Effective July 1, 2017 through March 31, 2018, the Board and the Manager adjusted the Prior Management Fee on an interim basis to the reduced Interim Management Fee which was a monthly management fee equal to 1/12th of 1.50% of the Company's Stockholders' Equity, subject to the additional details of the calculation as described below in "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses".

Effective April 1, 2018, the Company and the Manager amended the Management Agreement to adopt the Interim Management Fee adjustment along with an additional adjustment such that the monthly management fee payable equals (i) one-twelfth (1/12), multiplied by (ii) (a) 1.50% of the first $300,000,000 of the Company's Stockholders' Equity, plus (b) 1.25% of the Company's Stockholders' Equity that is greater than $300,000,000.  See "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses" below for additional details of the  new management fee calculation, and for a description of certain additional changes to the fees and expenses payable to our Manager.

Management fees amounted to approximately $3,546,000 and $3,286,000 for the years ended December 31, 2017 and 2016, respectively. Of the $3,546,000 in management fees paid in 2017, our Manager has informed us that approximately $1,704,000 (48%) was allocated by the Manager to pay the five (5) employees of the Manager that would have qualified as our "named executive officers" under SEC Regulation SK 402(a)(3) had they been employed and paid by the Company. Of this compensation paid to such employees of the Manager, 62% was fixed salary and bonus and 38% was in the form of variable/incentive payments consisting of sales commissions on origination of loans.

•
Loan Servicing Fee.  The Manager may act as servicing agent with respect to the Company's mortgage loans. Until April 1, 2018, the Manager was entitled to receive from ORM a monthly servicing fee, which, when added to all other fees paid in connection with the servicing of a particular loan, could not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan, or up to 0.25% per year of the unpaid balance of ORM's mortgage loans at the end of each month. Servicing fees amounted to approximately $362,000 and $299,000 for the years ended December 31, 2017 and 2016, respectively. Effective April 1, 2018, no further servicing fees are payable to the Manager as described in "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses" below.

Fees paid by borrowers. The Manager is entitled to receive directly from borrowers the following fees:

•
Acquisition and Origination Fees.  Until April 1, 2018, the Manager or its affiliates was entitled to receive and retain all fees and commissions paid or payable to it by any party other than ORM and any subsidiary in connection with ORM making or investing in mortgage loans. Included in the computation of such fees or commission is any selection fee, mortgage placement fee, nonrecurring management fee and any origination fee, loan fee or points paid by borrowers to the Manager or any fee of a similar nature, however designated. Such fees earned by the Manager amounted to approximately $2,492,000 and $2,514,000 on loans originated or extended of approximately $122,240,000 and $101,594,000 for the years ended December 31, 2017 and 2016, respectively. Effective April 1, 2018, such fees are to be shared with the Company as described in "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses" below.

•
Late Payment Charges.  The Manager is entitled to receive and retain all additional charges paid by borrowers on delinquent loans and loans past maturity held by ORM, including additional interest and late payment fees. The amounts paid to or collected by the Manager for late payment charges totaled approximately $83,000 and $83,000 for the years ended December 31, 2017 and 2016, respectively. Effective April 1, 2018, such fees and charges are to be shared with the Company as described in "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses" below.

•
Other Miscellaneous Fees. ORM remits other miscellaneous fees to the Manager, which are collected from loan payments, loan payoffs or advances from loan principal (i.e. funding, demand and partial release fees). Such fees remitted to the Manager totaled approximately $23,000 and $20,000 for the years ended December 31, 2017 and 2016, respectively.

 The Manager is entitled to be reimbursed by ORM for any expenses (subject to certain exceptions outlined in the Charter and the Management Agreement) paid by the Manager, including, without limitation, legal and accounting expenses, filing fees, printing costs, and goods, services and materials used by or for ORM. Additionally, until April 1, 2018, the Manager was entitled to reimbursements for salaries for non-management and non-supervisory services.  For the years ended December 31, 2017 and 2016, ORM recorded expenses totaling approximately $381,000 and $440,000, respectively, related to expense reimbursements to the Manager. ORM also reimbursed certain of the Manager's officers for allowed expenses in the total amount of $2,000 and $0 during the years ended December 31, 2017 and 2016, respectively. Effective April 1, 2018, the parties agreed to certain changes in the expenses paid to the Manager as described in "Interim Fee Reduction and Amendment of Management Agreement to Further Reduce Management Fees and Expenses" below.

ORM paid Investors Yield, Inc. (a wholly owned subsidiary of the Manager) approximately $1,000 and $9,000 in trustee's fees related to certain foreclosure proceedings on ORM loans during the years ended December 31, 2017 and 2016, respectively.

Interim Fee Reduction and Amendment of the Management Agreement to Further Reduce Management Fees and Expenses

Interim Management Fee Reduction. During the period from July 1, 2017 through March 31, 2018, the Manager and the Board agreed to reduce the Prior Management Fee to a monthly "Interim Management Fee" calculated as follows:

1.
The "Interim Management Fee" is equal to (i) one-twelfth (1/12) multiplied by (ii) 1.50% of the "Opening Stockholders' Equity Balance" (defined below), with such Opening Stockholders' Equity Balance to be adjusted by the Manager in the following manner:

(A) at the end of a calendar month to reflect any changes that result from any of the events specified in clause (A) in the definition of "Stockholders' Equity" (defined below) during such calendar month from the Opening Stockholders' Equity Balance; and

(B) at the end of a calendar quarter to reflect any changes that result from the components specified in clauses (B), (C) or (D) in the definition of "Stockholders' Equity" (defined below) for such calendar quarter from the Opening Stockholders' Equity Balance.

Since the Management Fee is paid monthly during the period, and the components of Stockholders' Equity specified in clauses (B), (C) and (D) in the definition of "Stockholders' Equity" will not be known until the end of the quarter in question, the Manager shall use the prior quarter's value as an estimate for each monthly payment and will effect a reconciliation at the end of the quarter, so that the actual aggregate Management Fee paid for each quarter will be based on the values of the components specified in clauses (B), (C) and (D) in the definition of "Stockholders' Equity" at the end of that particular quarter as if the components specified in clauses (B), (C) and (D) were known at each month end.

2.	As used in the calculation of the Interim Management Fee, "Stockholders' Equity" means:

(A) the sum of the net proceeds from any issuances of the Company's equity securities since inception (including the book value of the Company's Common Stock and Additional Paid-in Capital at inception of the Company) less any amount that the Company pays for repurchases of its equity securities (determined as of the most recent month end), plus

(B) the Company's consolidated retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less

(C)  any unrealized gains, losses or other items that do not affect realized net income as of the most recently completed calendar quarter as adjusted to exclude

(D) one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between the Manager and the Company's Independent Directors and after approval by a majority of the Company's  Independent Directors.

3.
As used in the calculation of the Interim Management Fee, "Opening Stockholders' Equity Balance" means Stockholders' Equity at the end of the most recently completed calendar quarter. "Independent Directors" means the members of the Company's Board of Directors who are not officers, employees or directors of the Manager or any person directly or indirectly controlling or controlled by the Manager, and who are otherwise "independent" in accordance with the applicable rules of the NYSE American.

4.
The Manager shall compute each installment of the Interim Management Fee reasonably promptly at the end of each calendar month during the Interim Adjustment Period.  A copy of the computations, including a comparison of the Interim Management Fee to the Prior Management Fee, made by the Manager to calculate such installment shall thereafter promptly be delivered to the Board of Directors.

5.
The adjustments during the interim period did not include any change to the loan servicing fees or expense reimbursements payable by the Company to the Manager, and the Manager also continue to receive the fees paid by our borrowers to the Manager.

This adjustment resulted in a reduced management fee of approximately $440,000 during the last six months of 2017.

Amendment of the Management Agreement to Further Reduce Management Fees and Expenses. Effective April 1, 2018, the Management Agreement was amended by Amendment No. 1 (the "Amendment") to implement the following changes to the Manager's compensation structure:

•
Reduced Management Fee: The Amendment revises the management fee by making permanent the recent "Interim Management Fee" adjustment described above along with an additional adjustment such that the "Management Fee," calculated and payable to the Manager monthly in arrears, equals (i) one-twelfth (1/12) multiplied by (ii) (a) 1.50% of the first $300,000,000 of the Company's Stockholders' Equity (as defined in the Amendment), and (b) 1.25% of the Stockholders' Equity that is greater than $300,000,000.

•
Company to Receive 30% of Loan Fees: The Company will receive thirty-percent (30%) of the gross fees and commissions paid to the Manager in connection with the Company making or investing in mortgage loans, including thirty-percent (30%) of the gross fees paid in connection with the extension or modification of any loans, with the exception of certain miscellaneous administration fees collected in association with loan funding, demand, and partial release fees, with the remaining seventy-percent (70%) of such fees to be paid to the Manager.

•
Company to Receive 30% of Late Payment Charges: The Company will receive thirty-percent (30%) of all late payment charges from borrowers on loans owned by the Company, with the remaining seventy-percent (70%) to be paid to the Manager.

•	Elimination of Service Fees: The Company will no longer pay the Manager any servicing fees for the Manager's services as servicing agent with respect to any of its mortgage loans.

•	Elimination of Certain Expense Reimbursements: The Company will no longer reimburse the Manager for salary and related salary expense of the Manager's non-management and non-supervisory personnel.

Repurchase of Freestone Shares

On December 29, 2017, the Company entered into the Settlement Agreement with Freestone, a stockholder group that beneficially owned more than 5% of our outstanding Common Stock, pursuant to which the Company agreed to purchase the 810,937 shares of Common Stock held by Freestone in a privately negotiated transaction for $19.25 per share, resulting in an aggregate purchase price of approximately $15.6 million. Pursuant to the terms of the Settlement Agreement, for a period of five years following the date of the Settlement Agreement, Freestone agreed to customary standstill restrictions relating to share purchases, support of proxy contests and other activist campaigns, calling of special meetings, and related matters.  For a period of two years following the date of the Agreement, the Company and Freestone also agreed to abide by customary covenants not to sue and non-disparagement provisions.  In addition, the Company and Freestone each released the other from all claims that the releasing party has, had or may have against the released party that relate to the investment by Freestone in the Company.

Office Lease

ORM does not have any separate offices. The Manager operates from its executive offices at 2221 Olympic Boulevard, Walnut Creek, California 94595, or the Executive Office. The lessor of the Executive Office is Olympic Blvd. Partners, a California General Partnership ("OBP"), of which the Manager is a 50% general partner. The Executive Office is the sole asset of OBP. The lease agreement, or the Office Lease, between OBP and the Manager for the Executive Office has a term extending until December 31, 2019. The Manager pays rent in the amount of $15,975 per month to OBP under the Office Lease. For each of the years ended December 31, 2017 and 2016, Owens Financial Group paid $191,700 to OBP for use of the Executive Office. The Executive Office was subject to a deed of trust in the amount of $616,780 as of December 31, 2017 with monthly payments of interest and principal of $3,988. The loan was repaid in full in March 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of the outstanding shares of Common Stock ("10% Holders") to file with the SEC and the NYSE American initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of ORM. Directors, executive officers and 10% Holders are required by the SEC's regulations to furnish us with copies of all Section 16(a) forms and amendments thereto filed during any given year.
Based on the review of copies of the Section 16(a) reports and amendments thereto furnished to us and/or written representations from our directors, executive officers and 10% Holders, we believe that for the year ended December 31, 2017 our directors, executive officers and 10% Holders complied with all Section 16(a) filing requirements applicable to them.

PROPOSALS OF STOCKHOLDERS

Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act will be given careful consideration by our Nominating and Corporate Governance Committee and our Board of Directors. If a stockholder intends to present a proposal at the 2019 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, in order for such stockholder proposal to be included in our proxy statement for that meeting, the stockholder proposal must be received by our Secretary at Owens Realty Mortgage, Inc., on or before February 8, 2019. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such annual meeting. Such proposals should be submitted by certified mail, return receipt requested to the Secretary. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.
In order for a stockholder proposal submitted outside of Rule 14a-8, including any proposal of business or nominations for the Board of Directors made by stockholders, to be considered at the 2019 annual meeting of stockholders, our bylaws require, among other things, that such proposal must be made by written notice (setting forth all information required by our current bylaws) and received by our Secretary not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to June 8, 2019. Accordingly, to submit a director candidate for consideration for nomination at our 2019 annual meeting of stockholders, stockholders must submit the recommendation, in writing and in accordance with our bylaws by February 8, 2019, but in no event earlier than January 9, 2019.

DELIVERY AND HOUSEHOLDING OF PROXY MATERIALS

The rules of the SEC permit companies and intermediaries (such as brokerage firms, banks, broker-dealers or other similar organizations) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials (i.e. the proxy statement and annual report) addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing the same address unless contrary instructions have been received from the impacted stockholders. Once a stockholder has received notice from its broker that they will be "householding" communications to such stockholder's address, "householding" will continue until such stockholder revokes consent to "householding" or is notified otherwise. If, at any time, a stockholder no longer wishes to participate in "householding" and would prefer to receive a separate set of our proxy materials, such stockholder should so notify us by directing written requests to: Owens Realty Mortgage, Inc., 2221 Olympic Blvd., Walnut Creek, CA 94595, Attention: Daniel Worley, our Secretary or by calling our Investor Relations Department at (925) 935-3840. In addition, if so requested, we will also undertake to promptly deliver a separate set of proxy materials to any stockholder for whom such proxy materials were subject to "householding." Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request "householding" of their communications should contact us as specified above or their respective brokers.

FINANCIAL STATEMENTS AND OTHER SEC FILINGS AVAILABLE
A COPY OF OUR 2017 ANNUAL REPORT ON FORM 10-K CONTAINING AUDITED FINANCIAL STATEMENTS WAS DELIVERED OR MADE AVAILABLE WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF OUR 2017 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) ARE AVAILABLE IN PRINT, FREE OF CHARGE, TO STOCKHOLDERS REQUESTING A COPY BY WRITING TO DANIEL WORLEY, OUR SECRETARY, AT OWENS REALTY MORTGAGE, INC., 2221 OLYMPIC BOULEVARD, WALNUT CREEK, CALIFORNIA 94595, OR BY CALLING (925) 935-3840. YOU MAY REVIEW OUR FILINGS WITH THE SEC BY VISITING THE SEC'S HOME PAGE ON THE INTERNET AT WWW.SEC.GOV OR BY VISITING THE INVESTOR RELATIONS SECTION OF OUR WEB SITE AT WWW.OWENSMORTGAGE.COM.
OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, it is the intention of the persons named as proxies in the accompanying proxy card, or their substitutes, to vote in accordance with their discretion on such matters.

ANNEX A

Additional Information Regarding Participants in the Solicitation
Under applicable SEC rules and regulations, members of the Board, the Board's nominees, and certain officers and other employees of the Company are "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the "Participants").

Directors and Director Nominees
The names and present principal occupation of our director nominees, each a Participant, are set forth in the section entitled "Proposal 1: Election of Two (2) Directors" under the heading "Information about the Director Nominees and the Continuing Directors" of this Proxy Statement. The business address for the Company's current directors and director nominees is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.

Officers and Employees
Executive officers and employees of the Company who are Participants are William E. Dutra, Brian M. Haines, Melina A Platt and Daniel J. Worley. The business address for each is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595. Their principal occupations are stated in the section entitled "Information Regarding Our Executive Officers" in this Proxy Statement.

Information Regarding Ownership of the Company's Securities by Participants
The number of the Company's securities beneficially owned by the Participants as of May 31, 2018 is set forth in the section entitled "Securities Ownership of Management and Certain Beneficial Owners" in this Proxy Statement.

Information Regarding Transactions in the Company's Securities by Participants
The following table sets forth information regarding purchases and sales of the Company's securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Bryan Draper	05/31/2018	Common Stock	397	Open Market Purchase
	05/30/2018	Common Stock	200	Open Market Purchase
	05/30/2018	Common Stock	100	Open Market Purchase
	05/30/2018	Common Stock	2,000	Open Market Purchase
	05/30/2018	Common Stock	11,806	Open Market Purchase
	05/30/2018	Common Stock	1,997	Open Market Purchase
	05/30/2018	Common Stock	503	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	403	Open Market Purchase
	05/29/2018	Common Stock	594	Open Market Purchase
	05/29/2018	Common Stock	1,767	Open Market Purchase
	05/29/2018	Common Stock	33	Open Market Purchase
	06/09/2016	Common Stock	4,725	Open Market Purchase

William E. Dutra	05/29/2018	Common Stock	5,000	Discretionary transaction in accordance with Rule 16b-3(f)
	06/13/2016	Common Stock	5,000	Discretionary transaction in accordance with Rule 16b-3(f
Brian M. Haines	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	495	Open Market Purchase
William C. Owens	05/30/2018	Common Stock	2,064	Discretionary transaction in accordance with Rule 16b-3(f)
	05/30/2018	Common Stock	936	Discretionary transaction in accordance with Rule 16b-3(f)
	05/30/2018	Common Stock	557	Open Market Purchase
	05/30/2018	Common Stock	1,571	Open Market Purchase
	05/30/2018	Common Stock	2,000	Open Market Purchase
	05/30/2018	Common Stock	6,429	Open Market Purchase
	06/13/2016	Common Stock	1,349	Discretionary transaction in accordance with Rule 16b-3(f)
	06/09/2016	Common Stock	4,651	Discretionary transaction in accordance with Rule 16b-3(f)
Melina A. Platt	06/01/2018	Common Stock	1,000	Open Market Purchase
Gary C. Wallace	05/31/2018	Common Stock	500	Open Market Purchase
Daniel J. Worley	05/29/2018	Common Stock	550	Discretionary transaction in accordance with Rule 16b-3(f)
	05/29/2018	Common Stock	50	Discretionary transaction in accordance with Rule 16b-3(f)
	05/29/2018	Common Stock	400	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	300	Open Market Purchase
	05/29/2018	Common Stock	100	Open Market Purchase
	05/29/2018	Common Stock	300	Open Market Purchase
	06/10/2016	Common Stock	325	Discretionary transaction in accordance with Rule 16b-3(f)
Miscellaneous Information Concerning Participants
Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT
Internet and telephone voting is available through 11:59 p.m., Pacific Daylight Time the day before the annual meeting date.

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope to 2221 Olympic Boulevard, Walnut Creek, California 94595

Please detach at perforation before mailing.

WHITE PROXY CARD
OWENS REALTY MORTGAGE, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 16, 2018

The undersigned, a stockholder of Owens Realty Mortgage, Inc., a Maryland corporation (the "Company"), acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement and hereby appoints William C. Owens and Bryan H. Draper, and each of them acting individually or in the absence of others, as proxies with full power of substitution and re-substitution in any of them, to vote all shares of Common Stock of the Company held by the undersigned as shown below on this Proxy Card, with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Owens Realty Mortgage, Inc. to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596, on July 16, 2018 at 10:00 a.m. Pacific Daylight Time, or at any continuation, postponements or adjournments thereof, as hereafter specified, upon such matters as may properly come before the Annual Meeting of Stockholders, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy Card shall be voted in the manner set forth on the reverse side. The undersigned hereby revokes all proxies previously given by the undersigned with respect to the Annual Meeting of Stockholders, including any proxy previously given by telephone or internet.
THIS PROXY CARD, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSAL 2. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ON THIS PROXY CARD "FOR" EACH OF THE NOMINEES PROPOSED BY THE BOARD IN PROPOSAL 1 AND "FOR" PROPOSAL 2. The Board of Directors (the "Board") knows of no other items of business that will be presented for consideration at the Annual Meeting of Stockholders other than those described in the accompanying Proxy Statement.  If any of the Board's nominees shall be unable to serve or for good cause will not serve, then your WHITE proxy card will be voted for such nominee(s) as the holders of your proxy, acting in their discretion may determine.
VOTE VIA THE INTERNET:  www.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-800-337-3503

To change the address on your account, please check the box at right and indicate your new address in the address space below.  Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
ORM_29881_051818

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be held on July 16, 2018
The Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/orm-29881

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

WHITE PROXY CARD
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

      Proposals – The Board of Directors unanimously recommends a vote FOR the nominees listed below and FOR Proposal 2.

1.
Company Proposal: To elect two (2) Class II directors, each to serve for a term continuing until the annual meeting of stockholders held in 2021 and until their respective successors are duly elected and qualified:

	FOR	WITHHOLD		FOR	WITHHOLD
01. Bryan H. Draper	☐	☐	02. James M. Kessler	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Company Proposal: To ratify the appointment of Crowe Horwath LLP as the Company's independent registered public	☐	☐	☐
accounting firm for the year ending December 31, 2018.

3.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

        Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /
608999900109999999999
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